Exhibit 6.1

                               DUMONT NICKEL INC.
Suite 512 - 120 Adelaide Street West, Toronto, Ontario, Canada M5H 1T1
                                               Tel 416-364-1909 Fax 416-924-5400


CLIFTON MINING COMPANY LTD.                                     December 6, 2002
70 West Canyon Crescent Rd.
Alpine, Utah, USA
Attention: Mr. K. Friedman, President

and to

WOODMAN MINING COMPANY
c/o CLIFTON MINING COMPANY LTD.
70 West Canyon Crescent Rd.
Alpine, Utah, USA

Attention: Mr. William D. Moeller, President


Re: Clifton Mining Properties - Option Agreement and JV This letter summarizes our discussions and will serve as a Letter Agreement (the "Agreement") outlining the terms of an Option (the "Option") being granted to us ("DUMONT") by Clifton Mining Company Ltd. ("CLIFTON") and by Woodman Mining Company ('WOODMAN") to allow us to earn an interest in certain mineral properties and related infrastructure held directly and indirectly by CLIFTON and WOODMAN in the Gold Hill and Clifton areas, Tooele County, Utah, USA.

WHEREAS CLIFTON directly holds a 100% interest in 68 BLM lode claims (approximately 1, 360 acres) as better described in SCHEDULE A appended hereto, and a 100% interest in State Trust Lands (approximately 532 acres) as better described in SCHEDULE B, and a 100% interest in 20 patented mineral claims (approximately 105 acres) located in Township 8S Ranges 17W-18W, said claims better described in SCHEDULE C appended hereto, all of the aforesaid claims and lands collectively hereinafter referred to as the Clifton Claims; and

WHEREAS WOODMAN directly holds an unencumbered 100% interest in 12 patented mineral claims located in the Gold Hill area, collectively hereinafter referred to as the Woodman Claims, as better described in SCHEDULE D appended hereto, and through its controlling shareholding in WOODMAN, CLIFTON, accordingly, holds an indirect interest in the aforesaid claims, which said interest may from time to time be adjusted as between CLIFTON and WOODMAN from time to time; and

WHEREAS patented claims Cane Springs Lode. Cane Springs Lode #2. Newton Albert Lode & Millsite and Imperial, being certain portions of the Woodman Claims, and State Trust Lands, being a portion of the Clifton Claims, collectively comprise, and are collectively hereinafter referred to as, the CANE SPRINGS PROPERTY; and

WHEREAS CLIFTON is in the process of taking ownership possession of certain patented mineral claims from American Consolidated Mining Corporation ("ACMC"), said claims better described in SCHEDULE E appended hereto and hereinafter referred to as the ACMC Claims; and

WHEREAS the Clifton Claims, Woodman Claims and the ACMC Claims are hereinafter collectively referred to as "the Properties"; and

WHEREAS CLIFTON directly holds a 100% interest in a 250 ton per day gold mill located in Gold Hill, Utah, with gravity and flotation circuits, spirals, crushing plant, related equipment, infrastructure and operating permits (collectively the "Mill"), all of which CLIFTON is willing to place at DUMONT'S and WOODMAN'S disposal, at no cost to DUMONT and WOODMAN, for the purposes of processing of ores from the Properties, it being understood that costs of re-

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Page 2 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002

commissioning and costs of operating the mill while processing the aforesaid ores shall be the responsibility of the Joint Venture then in effect related to extraction of the aforesaid ores; and

WHEREAS the Mill and portions of the Clifton Claims have been previously pledged as collateral security against a Promissory Note (the "Note") outstanding to Franklin Financial of Salt Lake City, Utah, attached hereto as SCHEDULE F, said Note being as at the date hereof in good standing and not in Default under its terms; and

WHEREAS CLIFTON is willing and prepared to secure the necessary consents from Franklin Financial to enable DUMONT to enter upon, explore and develop the Clifton Claims, and to earn a vested interest therein by the performance of certain work as contemplated hereinafter, said consents to be delivered to DUMONT subsequent to execution of this Agreement, the aforesaid delivery date hereinafter referred to as the Effective Date, said consents to also be accompanied by confirmation from Franklin Financial mat the Note is in good standing and is not in Default under its terms; and

WHEREAS, to the extent that CLIFTON holds a controlling interest in, and exercises management control over, WOODMAN, in entering into this agreement CLIFTON is acting on its behalf and on behalf of WOODMAN in respect of the Woodman Claims and the Properties, and CLIFTON and WOODMAN are, accordingly, acting as a single party hereunder in respect of the Woodman Claims and the Properties, and references herein to CLIFTON shall be interpreted to be references to CLIFTON and WOODMAN jointly, as aforesaid, and acts by CLIFTON in respect of the Woodman Claims and the Properties shall be binding, jointly and severally upon CLIFTON and WOODMAN; and

WHEREAS DUMONT is willing and desirous to earn an interest in the Properties, by completing certain exploration and development work thereupon, it being understood that the Properties shall not be limited to lands and claims described in Schedules attached hereto and shall be interpreted to include all such other mineral rights, claims or lands held by CLIFTON within the Area of Influence as defined hereinafter in Section 13; and

WHEREAS DUMONT intends to carry out mineral exploration work throughout the region surrounding the Properties and is desirous to acquire additional mineral claims or similar lands or rights from parties other than CLIFTON or WOODMAN within the Area of Influence as defined hereinafter in Section 13; and

WHEREAS CLIFTON and WOODMAN are willing and prepared to grant an exclusive Option to DUMONT to earn an interest in the Properties by completing certain exploration and development work thereupon subject to the terms and conditions outlined herein;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of these presents and the sum of Ten Dollars ($10.00) now paid by DUMONT to each of CLIFTON and WOODMAN, the receipt and sufficiency of which is hereby acknowledged by both parties, and for other good and valuable consideration, the receipt and sufficiency of which is also hereby acknowledged by both parties, CLIFTON, WOODMAN and DUMONT hereby agree as follows:

1.   Relationship between CLIFTON and WOODMAN
     In entering into this Agreement, CLIFTON is acting upon its own behalf and on behalf of WOODMAN, an affiliate corporation controlled by CLIFTON, in respect of the Woodman Claims situated in the Gold Hill area as better described in Schedule D appended hereto. CLIFTON and WOODMAN shall, accordingly, for the purposes of mis Agreement act as a single party hereunder in respect of the aforesaid claims, and shall have a single Ownership interest hereunder, which may be held by either or both of them in such proportions and subject to such terms as they, as between themselves, may from time to time determine. If CLIFTON and

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Page 3 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002

WOODMAN become entitled to receive payments, they shall be considered to be a single recipient, and references herein to CLIFTON shall be interpreted to be references to CLIFTON and WOODMAN as aforesaid.

WOODMAN hereby appoints CLIFTON its attorney for all purposes hereunder with full power to act on behalf of WOODMAN making any decisions hereunder, receiving any payments hereunder and, generally, proceeding (or otherwise) with respect to any matters that may arise from time to time hereunder in respect of the Properties and the Woodman Claims.

In the event of any conflict between the provisions of this Agreement and the provisions of any other formal other arrangements which may exist between CLIFTON and WOODMAN relating to any matter contemplated herein, then, as between DUMONT on one hand and CLIFTON and WOODMAN on the other, the provisions of mis Agreement shall prevail.

2.   Representations and Warranties

     (a)  CLIFTON hereby represents and warrants to DUMONT that:

         i. it is duly registered to hold the Clifton Claims and the Mill in Utah and has the right to enter into mis Agreement and to deal with the Properties and the Mill; and

          ii. it is the sole registered, beneficial or recorded owner of the Clifton Claims and the Mill, and that, with the exception of the Franklin Note, the Clifton Claims and the Mill are free and clear of all liens, charges, encumbrances and adverse interests whatsoever, mat they have been properly located and recorded and are valid and subsisting, in good standing, not in default and not subject to any accrued rights of forfeiture or termination under the laws of state of Utah and the USA, and that it can deliver good and marketable title to the Properties; and

          iii. once it has received possession of the ACMC Claims, it shall be the sole registered, beneficial or recorded owner of said Claims, subject to the terms of purchase agreements with ACMC in respect of the Minocco and Maintanoma claims, as better defined in Schedule E, and that the ACMC Claims shall not be subject to the terms of the Note; and

          iv. the Properties are in good standing as regards to payment of all relevant taxes, and that they are in compliance with all applicable laws, rules and regulations; and

          v. there are no outstanding obligations or liabilities, contingent or otherwise, related to environmental, reclamation or rehabilitation work associated with the Properties or arising out of exploration work, development work or mining activities previously carried out thereon, save and except for certain issues related to the disturbance of the Properties all of which are adequately provided for under existing reclamation bonds; and

          vi. except as provided in this Agreement, it will not sell, transfer, assign, lease or otherwise dispose of all or any part or parts of its right or interest in the Properties; and

          vii. it will not mortgage or encumber in any manner its right or interest in the Properties or any part thereof, and will not do or fail to do or cause or permit to be done any act or thing whatsoever whereby DUMONTs interest in the Properties may be impaired, charged or encumbered in any manner whatsoever. CLIFTON specifically warrants to Dumont that it shall meet its obligations under the terms of the Note and shall not do or fail to do or cause or permit to be (tone any act or thing whatsoever whereby the Note may become in Default; and

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Page 4 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002

          viii. it shall place the Mill at the disposal of DUMONT and WOODMAN, at no cost to DUMONT and WOODMAN, for the purposes of processing ores from the Properties, it being understood that costs of re-commissioning and costs of operating the mill while processing the aforesaid ores shall be the responsibility of the Joint Venture then in effect related to extraction of the aforesaid ores, and that it shall not do or fail to do or cause or permit to be done any act or thing whatsoever whereby DUMONT's and WOODMAN'S use of the Mill may be impaired, charged or encumbered in any manner whatsoever; and

          ix. it has obtained all corporate and regulatory authorisations for me execution of this Agreement and for the performance of this Agreement by it; and

          x. it shall do all such acts and things that may be necessary to maintain the Properties in good standing and shall promptly remedy any deficiencies in respect of any of aforesaid warranties.

          Representations and warranties contained in mis section are provided for the exclusive benefit of DUMONT and a breach of any or more thereof may be waived by DUMONT in whole or in part at any time without prejudice to its rights in respect of any breach of the same or any other representation or warranty, and the representations and warranties contained in this section shall survive the execution hereof.

     (b)  WOODMAN hereby represents and warrants to DUMONT that:

          i. it is duly registered to hold the Woodman Claims and has the right to enter into mis Agreement and to deal with the Properties; and

          ii. it is the sole registered, beneficial or recorded owner of the Woodman Claims, and that the Woodman Claims are free and clear of all liens, charges, encumbrances and adverse interests whatsoever, that they have been properly located and recorded and are valid and subsisting, in good standing, not in default and not subject to any accrued rights of forfeiture or termination under the laws of state of Utah and the USA, and that it can deliver good and marketable title to the Properties; and

          iii. the Woodman Claims are not subject to the provisions of the Note;

          iv. the Woodman Claims are in good standing as regards to payment of all relevant taxes, and that they are in compliance with all applicable laws, rules and regulations; and

          v. except as provided in this Agreement, it will not sell, transfer, assign, lease or otherwise dispose of all or any part or parts of its right or interest in the Woodman Claims; and

          vi. it will not mortgage or encumber in any manner its right or interest in the Woodman Claims or any part thereof, and will not do or fail to do or cause or permit to be done any act or thing whatsoever whereby DUMONTs interest in the Woodman Claims may be impaired, charged or encumbered in any manner whatsoever; and

          vii. it has obtained all corporate and regulatory authorisations for the execution of this Agreement and for the performance of this Agreement by it; and

          viii. it shall do all such acts and things that may be necessary to maintain the Woodman Claims in good standing and shall promptly remedy any deficiencies in respect of any of aforesaid warranties.

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Page 5 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002

          Representations and warranties contained in this section are provided for the exclusive benefit of DUMONT and a breach of any or more thereof may be waived by DUMONT in whole or in part at any time without prejudice to its rights in respect of any breach of the same or any other representation or warranty, and the representations and warranties contained in this section shall survive the execution hereof.

     (c)  DUMONT hereby represents and warrants to CLIFTON and WOODMAN that:

          i. it is, and has been, duly incorporated and validly exists as a corporation in good standing under the laws of the Province of Quebec, Canada, and that its common shares are duly listed for trading on the TSX Ventures Exchange, Canada; and

          ii.  it has the right to enter into this Agreement; and

          iii. it shall organize its affairs and do all things necessary to register to hold mineral rights and Property, and generally otherwise transact business, in the state of Utah; and

          iv. any of its common shares delivered to CLIFTON shall, at the time of delivery to CLIFTON be duly authorised and validly allotted and issued as fully paid and nonassessable free of any liens, charges or encumbrances other than such resale restrictions as to hold periods as imposed by regulatory authorities, such periods, to the best knowledge of DUMONT, not exceeding 4 months from date of issue of said shares; and

          v. it has obtained all corporate authorisations for the execution of this Agreement and for the performance of this Agreement by it; and

          vi. it shall not mortgage or encumber in any manner whatsoever its right or interest in any additional mineral claims or similar lands or rights acquired by it from parties other than CLIFTON or WOODMAN within the Area of Influence, as defined hereinafter in
               Section 13, and will not do or fail to do or cause or permit to be done any act or thing whatsoever whereby CLIFTON'S interest in the aforesaid claims and lands may be impaired in any manner whatsoever, and

          vii. it shall carry out work at the Properties in accordance with good mining and financial practices and applicable laws and, in the case of accounts, in accordance with generally accepted accounting practices; and

          viii. by way of consultation or written reports or summaries keep CLIFTON reasonably informed of work performed hereunder and the results thereof; and

          ix. it shall do all such acts and things that may be necessary to maintain any additional mineral claims or similar lands or rights acquired by it from parties other man CLIFTON or WOODMAN within the Area of Influence, as defined hereinafter in Section 13, in good standing and shall promptly remedy any deficiencies in respect of any of aforesaid warranties.

          Representations and warranties contained in this section are provided for the exclusive benefit of CLIFTON and WOODMAN, and a breach of any or more thereof may be waived by CLIFTON and WOODMAN in whole or in part at any time without prejudice to their rights in respect of any breach of the same or any other representation or warranty, and the representations and warranties contained in this section shall survive the execution hereof.

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Page 6 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002

3.   Granting of Option
     CLIFTON hereby grants DUMONT the exclusive right (the "Option") to explore and develop the Properties, to enter thereon and to have exclusive and quiet possession thereof, and to earn an interest therein. CLIFTON shall, in this regard, also place the Mill at the disposal of DUMONT and WOODMAN, at no cost to DUMONT and WOODMAN, for the purposes of processing ores from the Properties, it being understood that costs of re-commissioning and costs of operating the mill while processing the aforesaid ores shall be the responsibility of the Joint Venture then in effect related to extraction of the aforesaid ores.

4.   Maintaining the Option In Good Standing

     To maintain its Option in good standing DUMONT shall:

     (a) make a cash payment of $10,000 on execution of mis Agreement (the "Closing Date"), and issue to CLIFTON 100, 000 common shares of DUMONT thereafter immediately upon receipt of related regulatory approvals;

     (b) no later than 100 calendar days following the Effective Date, at its sole expense, compile and consolidate all available historical information and data from the Properties, to the extent practicable and provided such information has been delivered to it by CLIFTON as contemplated hereinafter in Section 9, into digital format and deliver same to CLIFTON in report format (the "Data Consolidation Report"), including related maps and databases, and local and regional geological interpretations as warranted;

     (c) no later than the fifth anniversary of the Effective Date, shall at its sole expense, deliver to CLIFTON a Bankable Feasibility Study (the "Feasibility Study") relating to any mineralized zone, or zones as the case may be, discovered or developed at the Properties, said zones to exclude mineralization at the Cane Springs Property.

          In the event DUMONTs work in the above respect is delayed for unforeseen circumstances, CLIFTON agrees that it shall grant up to a two year extension to DUMONT to deliver the Feasibility Study, granted in one year increments, to the seventh anniversary of the Effective Date upon (i) receipt of notice from DUMONT prior to the fifth anniversary of the Effective Date, accompanied by a cash payment of $500,000 payable at the fifth anniversary date, and (i) a further cash payment of $500,000 payable as at the sixth anniversary of the Effective Date. Granting of the aforesaid extension shall not adversely affect any rights or interests which DUMONT might have hereunder.

     (d) at its sole expense, incur annual expenditures toward exploration and development work at the Properties until such time as the Feasibility Study is delivered to Clifton, said annual expenditures (the "Expenditures") to be as follows: no less than $150,000 during the first year following the Effective Date, no less than $200,000 during the second year, and no less than $250,000 during each of the third, fourth and fifth years following the Effective Date. For greater clarity, and for the purposes of calculating Expenditures incurred by DUMONT during the first year, the parties agree that Expenditures so incurred during the first year shall include moneys spent by it effective the Closing Date.

          Expenditures shall exclude corporate overheads, cost of financing, acquisition cost of additional Properties nearby and moneys spent at the Cane Springs Property. Excess Expenditures incurred in any given year may be accrued and carried forward to apply against subsequent year commitments.

5.   Earning of Interest
     Upon delivery of the Feasibility Study:

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Page 7 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002

     (a) DUMONT shall have earned a 50% interest in the portion of the Properties which hosts a mineral deposit per the Feasibility Study and said portion shall be designated a Special Project Area ("SPA"). The foregoing SPA is hereinafter referred to as SPAl, and it shall include sufficient geographic area to provide adequate infrastructure and access, in addition to a reasonable set-aside for future exploration for deposit extensions. DUMONT shall, at its discretion, elect to continue with farther exploration and development work over the residual portion of the Properties remaining after designation of SPAl. Said portion (the "Residual Property"), shall exclude SPAl.

     (b) In the event that DUMONT incurs aggregate expenditures exceeding $5,000,000 in the course of its exploration work and preparation of the Feasibility Study, then upon delivery of the Feasibility Study it shall earn a 60% property interest in SPAl instead of the 50% interest contemplated above.

     (c) Clifton shall transfer a 50%, or a 60% as the case may be, Property interest in SPAl to DUMONT upon receipt of the Feasibility Study as contemplated above.

     (d) A Joint Venture (the "JV") shall be established for the purposes of additional development work toward taking SPAl to production. DUMONT shall be designated Operator of the JV.

     Should DUMONT fail to earn its interest as herein contemplated, save for special provisions outlined herein for the Cane Springs Property in Section 7 below, its Option shall automatically terminate without CLIFTON doing any further acts, and DUMONT shall have no further rights nor interest in the Properties save for its right to earn an interest in the Cane Springs Property as provided for in Section 7 of this Agreement.

6.   Continuing Work Over the Residual Property

     DUMONT shall at its discretion elect to proceed with exploration work on the Residual Property to earn a 50% interest therein, or a portion thereof, by completing all necessary work to deliver to CLIFTON, no later than the fifth anniversary of designation of the preceding SPA, being in this instance SPAl, a Feasibility Study relating to any mineralized zone, or zones as the case may be, discovered or developed at the Residual Property, said zones to exclude mineralization at the Cane Springs Property.

     To maintain its right to earn an interest in the Residual Property, DUMONT shall incur minimum annual expenditures of $150,000 toward exploration and development work at the Residual Property until such time as the abovesaid Feasibility Study is delivered to CLIFTON. Expenditures shall exclude corporate overheads and cost of financing, and excess expenditures incurred in any given year may be accrued and carried forward to apply against subsequent year commitments.

     Upon delivery of the above Feasibility Study as contemplated:
     (a) DUMONT shall have earned a 50% interest in the portion of the Residual Property which hosts a mineral deposit per the Feasibility Study and said portion shall be designated a SPA. The foregoing SPA is hereinafter referred to as SPA2 and it shall include sufficient geographic area to provide adequate infrastructure and access, in addition to a reasonable set-aside for future exploration for deposit extensions.

          DUMONT shall earn a 60% property interest in SPA2 in the event that it incurs aggregate expenditures exceeding $5,000,000 (five million) in the course of its exploration work and preparation of the Feasibility Study relating to SPA2, or it has earned a 60% interest in the preceding SPA, being in this instance SPAl.

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Page 8 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002

          DUMONT shall, at its discretion, elect to continue with further exploration and development work over the portion of the Properties remaining after designation of SPA2. Said portion (the "Residual Property2"), shall exclude SPA1, the SPA2 and the Mill.

     (b) CLIFTON shall transfer a 50%, or a 60% as the case may be, Property interest in SPA2 to DUMONT upon receipt of the Feasibility Study as contemplated above.

     (c) A Joint Venture shall be established for the purposes of additional development work toward taking SPA2 to production. DUMONT shall be designated Operator of the Joint Venture, and subsequent work shall be funded jointly by CLIFTON and DUMONT prorata to their interests therein.

     (d) The SPA2 Joint Venture shall be along terms similar to that for SPA1 with the exception that DUMONT shall preferentially recoup its exploration expenditures from net first production proceeds of SPA2 as follows: net production proceeds shall be distributed 80% and 20%, to DUMONT and CLIFTON, respectively, until such time as DUMONT has recouped expenditures it has incurred toward exploration work at SPA2 such amount to include all work related to the Feasibility Study relating to SPA2.

     Should DUMONT elect to proceed with additional work over the Residual Property2 to earn an interest therein, or portion thereof, then it shall do so along similar terms as those outlined above for the Residual Property, it being the intention of all parties mat DUMONT may continue to explore residual portions of the Properties remaining after designation of any given SPA, and that it shall earn a 50%, or 60% as the case may be, Property interest in any mineral deposit so discovered thereupon by the delivery to Clifton of a Feasibility Study related thereto.

     Should DUMONT fail to earn its interest as herein contemplated, save for special provisions outlined herein for the Cane Springs Property in Section 7 below, its right to earn an interest in the Residual Property2 shall automatically terminate without CLIFTON doing any further acts, and DUMONT shall have no further rights nor interest in the Residual Property2.

7.   The Cane Springs Property
     Patented claims Cane Springs Lode, Cane Springs Lode #2, Newton Albert Lode & Millsite and Imperial, as better described in SCHEDULE D; and State Trust Lands, as better described in SCHEDULE B, are hereby designated to collectively comprise the CANE SPRINGS PROPERTY.

     The CANE SPRINGS PROPERTY is hereby pre-designated a Special Project Area, and DUMONT may earn a 50% interest therein by completing an aggregate of $400,000 in exploration and development work by no later than the later of fifteen months following the Effective Date or March 31, 2004. To earn its interest, DUMONT shall:

     (a) no later than the later of 90 days following the Effective Date, or March 31, 2003, incur no less than $45,000 toward exploration work at the CANE SPRINGS PROPERTY to evaluate potential continuation of the gold ores below the historic underground workings. Said work to include appropriate drilling to be located jointly with CLIFTON following spatial resolution of the location of the Cane Springs old mine workings and mineral zones, it being understood that CLIFTON agrees to grant a reasonable extension to DUMONT to accommodate delays due to adverse drilling conditions beyond DUMONT's control; and

     (b) complete no less than an additional $355,000 of work toward additional exploration and development as required by no later than twelve months following completion of the work described in 7(a) above; and

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Page 9 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002

     (c) no later than 150 days following the Effective Date, notify CLIFTON whether it intends to proceed with additional work at the Cane Springs Property as contemplated in (b) above. Should DUMONT so elect to proceed, then it shall issue to CLIFTON 100, 000 common shares of DUMONT. Should DUMONT elect not to so proceed, then it shall have no right nor interest to the CANE SPRINGS PROPERTY, nor the right to earn an interest therein, but its Option relating to exploration of, and earning an interest in, the balance of the Properties shall continue to remain in force and effect.

     Upon incurring expenditures as outlined above and so evidencing same to CLIFTON, DUMONT shall have earned a 50% interest in the CANE SPRINGS PROPERTY, and CLIFTON shall promptly transfer said interest to DUMONT.

     After having earned its interest, should DUMONT elect to proceed with pre-production development and production then it shall make a cash payment of $20,000 to CLIFTON by way of its share of a reclamation bond currently financed entirely by Clifton in respect of the CANE SPRINGS PROPERTY, and it shall place the aforesaid Property into production under the terms of a 50-50 Joint Venture (the "Cane Springs JV") to be formulated as outlined in
     Section 8, it being understood, however, that for the purposes of the Cane Springs JV, DUMONT shall not be required to deliver a Feasibility Study as contemplated in Section 8. DUMONT shall be Operator of the Cane Springs JV, unless replaced by CLIFTON as herein provided.

     DUMONT shall notify CLIFTON no later than 90 days following receipt of its 50% property interest of its intentions to proceed, or otherwise, with additional work to place the Cane Springs Property into production. Should DUMONT elect to so proceed, then it shall commence work no later than 60 days following said notification. Should DUMONT elect not to proceed with pre-production development and production then CLIFTON may become Operator and it shall place the Cane Springs Property into production under the terms the Cane Springs JV, and CLIFTON shall be Operator of said JV.

     Should DUMONT fail to earn its interest in the Cane Springs Property as contemplated above, then it shall have no right nor interest to the Cane Springs Properly, but its Option relating to exploration of, and earning an interest in, the balance of the Properties shall continue to remain in force and effect.

8.   The Joint Venture
     Provided DUMONT has earned an interest in the Properties and delivered the Feasibility Study as herein contemplated, a Joint Venture shall have been established to carry out further work and subsequent production at the then designated Special Project Area. DUMONT shall be designated Operator of said Joint Venture, and pre-production and development work at the SPA shall be funded jointly by CLIFTON and DUMONT prorata to their interests therein.

     While intentions are that the Joint Venture shall, as a group, endeavor to secure the necessary bank financing for pre-production development work, it is likely that a portion of required funds shall have to be secured via traditional equity financing. Should, in this regard, CLIFTON elect not to participate in financing its non-bank portion of the work, then DUMONT may
     (i) hold development work in abeyance until such time as the necessary bank financing can be secured, or (ii) finance this shortfall through its own means and preferentially recoup same from net first production proceeds as follows: net production proceeds shall be distributed 80% and 20%, to DUMONT and CLIFTON, respectively, until such time as DUMONT has recouped twice the shortfall amount of expenditures it incurs as aforesaid.

     Should, alternatively, DUMONT elect not to participate in financing its non-bank portion of the work, then, provided CLIFTON is prepared to finance its own portion, CLIFTON shall be designated Operator and it shall finance the shortfall through its own means and preferentially

Page 10 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002

     recoup same from net first production proceeds as follows: net production proceeds shall be distributed 80% and 20%, to CLIFTON and DUMONT, respectively, until such time as CLIFTON has recouped twice the shortfall amount of expenditures it incurs as aforesaid.

     Upon taking a decision to proceed to production, the non-Operator shall transfer its property interest in the SPA to the Operator which shall hold same in trust on behalf of the non-Operator and the Joint Venture.

9.   The Data Consolidation Report
     It is acknowledged that DUMONT is not being paid any fee or other compensation by CLIFTON for preparation of the Data Consolidation Report, and that any interpretation of data or information, opinion or recommendation made by DUMONT shall, accordingly, be considered to be gratuitously given and DUMONT shall incur no liability whatsoever with respect thereto or by reason of reliance in whole or in part thereupon. It is expressly agreed that CLIFTON hereto shall be solely responsible for making its own interpretation of data and information generated hereunder and for reaching its own opinions and recommendations or a decision to rely upon the opinions and recommendations of DUMONT. Should CLIFTON elect to rely upon or use any interpretation, recommendation or opinion expressed by DUMONT hereto, it shall do so at its sole and own risk and under no circumstances shall it have any claim against DUMONT relating in any way to such interpretation, recommendation, opinion or to such reliance.

10.  The Feasibility Study
     The Feasibility Study shall be a comprehensive study as to the existence or otherwise of one or more mineral deposits in, on or under the Properties or the part thereof, and, if such deposits are considered to exist, upon the advisability and possibility of bringing the same into commercial production and thereafter operating the same on a commercial basis, such study and report to include, if an orebody is considered to exist, recommendations as to nature, extent and timing of the development of the same with a view to bringing the same into commercial production; mining and/or milling methods and operations; design, nature, capacity and operation of the mine, mill or other treatment facilities and all ancillary facilities relating thereto and the operation thereof; and cost and cash flow estimates and analyses relating thereto, all in such form and substance as may reasonably be excepted to be acceptable to a financial institution in support of project financing of the Development Program, it being acknowledged that: the Feasibility Study may be a negative study and report in that it indicates that a commercially viable orebody does not exist in, on or under the Properties or a part thereof and/or that although ore grade materials are present in, under the Properties or a part thereof, it recommends that development work not be undertaken or be deferred.

11.  Production Decision
     Provided a mineral deposit has been identified on the Properties, and provided the Feasibility Study has concluded mat commercial production from the deposit is viable, and provided an SPA has be designated and a Joint Venture has been formed, then DUMONT shall give consideration to proceeding to production on the deposit so identified and it shall notify CLIFTON of its decision no later than 120 calendar days following delivery of the Feasibility Study.

     Should DUMONT elect to proceed with further work to place said deposit into production, then it shall commence such work no later than 90 days following so notifying CLIFTON.

     Provided a mineral deposit has been identified on the Properties, and provided the Feasibility Study has concluded that commercial production from the deposit is viable, and provided a SPA has been designated and a Joint Venture has been formed, in the event DUMONT elects not

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Page 11 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002

     to proceed to production, then a joint production decision shall be taken by the parties hereto such decision to be in the best interest of the Joint Venture.

12.  Delivery of Data to DUMONT
     Immediately following the Closing Date, CLIFTON shall make available to DUMONT all information and reports in its possession from previous exploration work carried out at the Properties by it and by others, such information and reports to include confidential material in the possession of CLIFTON, if any, related to the Properties. CLIFTON shall, furthermore, provide reasonable access to DUMONT for the review of said information or for the purposes of making copies which DUMONT shall undertake at its own expense.

     Whereas CLIFTON cannot guarantee the accuracy of information gathered by third parties from their work over the Properties and reported by it in documents related thereto, CLIFTON acknowledges and agrees, in respect of information from its own exploration work at the Properties, that DUMONT will rely on the accuracy of said information for its decisions in respect of contemplated future exploration work at the Properties, and in respect of making representation to third parties interested in pursuing undertaking or financing future exploration work at the Property.

     DUMONT acknowledges mat CLIFTON has already made considerable information and reports available to it for review, and that most of me material so made available are of a nature to be considered privileged and not available from any sources other man CLIFTON.

13.  Area of Influence and New Acquisitions

     CLIFTON and DUMONT may, acquire mining rights or lands within the region surrounding the Properties (the "New Acquisitions"), provided however that New Acquisitions which are located within a 5 mile radius surrounding the Properties (the "Area of Influence") shall be deemed to be part of the Properties and shall be subject to the terms of this Agreement and any other agreements derivative from it

     Should either parry (the "Acquirer") intend to acquire mining rights or lands within the Area of Influence, it shall so notify the other party which shall have the right to participate in said acquisition as to 50%. In the event said other party elects to decline participation as aforesaid then it shall retain the right, during the 90 days following receipt of said notice, to exclude said mining rights or lands from Area of Influence provisions and said mining rights or lands shall thereafter be excluded from provisions of this Agreement CLIFTON and DUMONT acknowledge and agree as follows in respect of New Acquisitions:

     (a) CLIFTON acknowledges, and consents, that DUMONT intends to acquire, at its sole expense, the following:

          i. all available mineral rights, save those which are under patents, in State Trust Lands located in Twp 8S-Range l8W-Section 36, Twp8S-Range l7W-Section 34, and Twp8S-Range l7W-Section l6; and

          ii. any other BLM mineral lands or other mineral rights adjoining and in the vicinity of the Properties which it deems prospective.

          Clifton shall assist DUMONT in acquiring the above mineral rights, State Trust Lands and BLM mineral lands, by acquiring same, or causing same to be acquired, on behalf of DUMONT and immediately transferring same to DUMONT upon DUMONT's direction. DUMONT shall issue to Clifton 100, 000 common shares of DUMONT upon receipt of duly executed registerable transfers of title to the above. The parties acknowledge and agree that CLIFTON is, in this regard, acting in the capacity of agent on behalf of DUMONT, and that

Page 12 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002

          the parties shall endeavour to complete the aforesaid acquisitions within no later than two weeks following the Closing Date.

          Once acquired as contemplated, the above mineral rights, State Trust Lands and BLM mineral lands shall be subject to this Agreement and shall be deemed to be part of the Properties, and while DUMONT shall hold its interest in the aforesaid acquisitions directly it shall transfer a 50%, or a 40% as the case may be, interest therein to CLIFTON upon completion of the Feasibility Study relating to any mineralized zones which are discovered or developed thereupon. DUMONT shall maintain the above acquisitions in good standing at its own expense.

          Should DUMONT terminate its Option or fail to earn an interest in the Properties, or a portion thereof, as herein contemplated, except the Cane Springs Property, then it shall transfer its interest in the above New Acquisitions to CLIFTON at no cost to CLIFTON.

     (b) Notwithstanding any of the above, CLIFTON and DUMONT agree to collaborate to acquire certain claims which adjoin the Properties, and which are held directly and indirectly by IMM-Dworking Holdings and Mr. P. Lynch. The parties further agree that the claims may be acquired by either of them, or jointly by both, and that the acquisition cost shall be recouped from first production proceeds from the Properties or from the first SPA designated therefrom regardless of whether the SPA is located on the said claims to be acquired. In the event the claims are acquired jointly by both parties, recoupment of said acquisition cost shall be pro-rata to their respective outlays.

          Once acquired as contemplated, the claims shall be subject to this Agreement and shall be deemed to be part of the Properties.

          In the event that DUMONT fails to earn an interest in the Properties as herein contemplated, men it shall offer its portion of the above claims, if so acquired, to CLIFTON at cost

     (c) Costs of New Acquisitions within the Area of Influence, other than those for acquisition of BLM mineral claims, shall be recoupable, in advance of any other recoveries of any funds by CLIFTON and DUMONT, from first net production proceeds from the Properties, or any SPA designated therefrom, regardless of whether said SPA is located on the aforesaid New Acquisition, it being understood that the recouping party shall recoup twice the cost it so incurred, and that any party incurring disproportionately greater expenditures toward New Acquisitions than the other shall preferentially recoup said excess expenditures from net production proceeds by receiving 80% of net production proceeds until it has fully recouped twice the amount of said excess.

          Costs of acquiring BLM mineral claims, save for any such BLM claims acquired from IMM-Dworking Holdings and Mr. P. Lynch, shall not be recoupable.

     (d) The party intending to acquire New Acquisitions (The "Acquirer") shall notify the other party no later fifteen days prior to acquiring of its intention to so acquire. Nothing herein contemplated shall preclude CLIFTON from acquiring any of the above claims.

14.  Franklin Financial Note - Default
     CLIFTON acknowledges that DUMONT is entering into mis Agreement with expectations of earning an interest in the Clifton Claims and with expectations of having the Mill at its disposal for the processing of ores from the Properties, subject to DUMONT carrying out of certain work on the Properties at its sole expense and incurring other expenditures or issuing such common shares of DUMONT to CLIFTON as contemplated in this Agreement

Page 13 of 46 (incl Schedules)
CLIFON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002

     CLIFTON also acknowledges that, to the extent the Clifton Claims and the Mill are encumbered by the Note, any rights which DUMONT might have, or reasonably expect to have or be entitled to in respect of the Clifton Claims, the Mill and the Cane Springs Property, are at risk or might be impaired, and that DUMONT is relying on representations and warranties of CLIFTON that the Note is not in Default and that CLIFTON shall meet its obligations under the terms of the Note and shall not do or fail to do or cause or permit to be done any act or thing whatsoever whereby the Note may become in Default or DUMONT's rights hereunder might become impaired.

     To give further assurances to DUMONT in the above regard, CLIFTON agrees that.

     (a) CLIFTON shall on a monthly basis confirm to DUMONT that the scheduled monthly payment under the terms of the Note has been remitted to Franklin Financial for the then relevant month, such confirmation to be evidenced in a form acceptable to DUMONT; and

     (b)  CLIFTON agrees that, in the event Default occurs under the Note:

          i. CLIFTON shall automatically forfeit any interest it might have, or be entitled to receive, in any New Acquisitions, without DUMONT having to do any further acts to effect the aforesaid forfeiture; and

          ii. DUMONT shall have the exclusive right, exercisable immediately upon Default occurring under the Note, to remit the Note in full, and discharge same, on behalf of CLIFTON, such right to remain in force and effect for a period of six months thereafter, and

          iii. DUMONT shall have earned a 25% vested interest in the Clifton Claims and the Mill upon DUMONT remitting the Note in full, and discharging same, on behalf of CLIFTON as contemplated above, and that CLIFTON shall give effect to said interest by transferring a 25% interest in the Clifton Claims and Mill to DUMONT immediately upon discharge of the Note, and mat CLIFTON shall so notify Franklin Financial and execute all such documents as necessary or deemed necessary by DUMONT to give effect to the aforesaid transfer; and

          iv. provided DUMONT has remitted the Note in full, and discharged same, on behalf of CLIFTON as contemplated above, then all relevant Sections of this Agreement shall be amended to give effect to the foregoing: DUMONT shall earn a 60% vested interest in the Clifton Claims and the Mill by incurring a total of $3,000,000 in expenditures toward exploration and development work at the Properties during no later man the end of the fifth anniversary following the Effective Date, regardless of whether it has delivered the Feasibility Study, it being understood mat me aforesaid 60% vested interest shall not be additional to the 25% interest outlined in (iii) above.

     CLIFTON agrees to endeavour to discharge me Note at the earliest practicable, and DUMONT agrees to issue 500, 000 common shares of DUMONT to CLIFTON upon receipt of confirmation of said discharge provided CLIFTON has discharged the Note no later than twelve months following the Effective Date as hereinafter defined in Section 15.

     In the event there are any conflicts between the provisions of this Section 14 and other Sections hereunder, provisions of this Section 14 shall prevail.

15.  Franklin Financial Note - Consents and Confirmations
     CLIFTON agrees to secure, soon after Closing Date, certain consents and confirmations from Franklin Financial in respect of the Note, and delivery of the same to DUMONT. These are:

Page 14 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Options December 6, 2002

     (a) duly executed confirmation from Franklin Financial that the Note is in good standing and not in Default, and that, in the event it has previously been in Default, it is reinstated as being in good standing and not in Default, and that it shall promptly notify DUMONT in the event the Note becomes in Default;

     (b) written consent from Franklin Financial to CLIFTON, and DUMONT as its designate, to enter upon Clifton Claims and carry out mineral exploration and development work, and to disturb the Claims as may be necessary to carry out said work, but always in compliance with the laws of Utah;

     (c) acknowledgment and consent from Franklin Financial that DUMONT may remit the Note in full on behalf of CLIFTON in the event of Default occurring;

     (d) consent from Franklin Financial indicating mat it shall recognize any interest earned by DUMONT under the terms of this Agreement, and that it shall subordinate any rights granted to it by CLIFTON under the terms of the Note to such interest earned by DUMONT as at the time said interest is vested.

     The date upon which the foregoing consents and confirmations are received by DUMONT referred to herein as the Effective Date. DUMONT shall issue to CLIFTON 100, 000 common shares of DUMONT if the abovementioned consents and confirmations are received by DUMONT within no later man 30 days following the Closing Date.

16.  Corporate Opportunity
     CLIFTON and DUMONT acknowledge that either party is, or may hereafter, become separately involved in other ventures in the State of Utah, or elsewhere, which will have as their objective the performance of work and the acquisition of and/or exploration for and/or exploitation of minerals and mat any right, title, or interest in, or to, minerals claims or other mining properties now owned or hereafter acquired by either of the parties hereto, other than the Properties, shall not be subject in any way, unless located within the Area of Influence, to the provisions of this Agreement or any of the rights, title, interests, obligations or liabilities herein contemplated.

17.  Property Dispositions and Right of First Disposal
     Neither of the parties hereto will dispose of its respective interests hereunder without first offering the same to the other party hereto for a cash purchase price (which may include in whole or in part a royalty).

     Either of the parties hereto may assign its interest hereunder to its parent or wholly owned subsidiary without first offering the same to the other as herein contemplated, provided, however, that such party shall not be relieved of any liabilities hereunder with respect to such interest so assigned unless said assignment or transfer is novated.

18.  Right to Register Caution
     CLIFTON agrees that at any time while the Option is in force and effect and in order to protect the rights and interests of DUMONT hereunder, it will upon request of DUMONT execute a memorandum or notice of the Option or caution with respect to the Option which DUMONT may at its discretion and expense register against the title to the Properties, provided always that DUMONT will not register or attempt to register any document or take any action which would or might place in jeopardy the title of CLIFTON to the Properties and if the Option is not exercised, DUMONT shall immediately at its cost remove or vacate any memorandum, notice, caution or other document that has been registered against title hereunder. CLIFTON shall co-operate with DUMONT as it may reasonably request in its attempts to register any document, notice, caution or other document as aforesaid.

Page 15 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002

19.  The Operator
     The Operator shall:
     (a) carry out work in accordance with good mining and financial practices and applicable laws; and, in the case of accounts, in accordance with generally accepted accounting practices;

     (b) by way of consultation or written reports or summaries keep the non-Operator reasonably informed of work performed hereunder and the results thereof, to include, effective 2003, delivery of a summary work report to the non-Operator by no later than December 31th of each year describing work carried and results obtained during the then current year;

     (c) afford the non-Operator, upon prior notice and during reasonable business hours, access to the Properties and to all data, records, maps, reports and information in its possession from, and relating to, the Properties and to work performed for or by it thereupon with full rights to make copies and/or take extracts (the Operator agreeing to keep full and complete records and accounts at a central location known to the non-Operator), all at the sole expense and sole risk of the Non-Operator. The non-Operator hereby indemnifies and saves harmless the Operator, its representatives and employees from any liability of any nature whatsoever mat may arise, or be alleged to arise, with respect to any such access;

     (d)  maintain the Property in good standing;

     (e) carry out all work and pay all creditors such that no liens shall so arise against the Properties, and if such liens so arise to immediately cause the same to be discharged or vacated unless the Operator is contesting the same in good faith;

     (f) maintain reasonable insurant coverage of a nature and extent similar to that maintained corporations carrying out and/or supervising work of a nature and extent and in a locale similar to that contemplated hereunder, each of the participants to be named insured on the appropriate policies;

     (g) undertake, in the exercise of it powers and the performance of its duties and obligations hereunder, to act in good faith and in the best interest of the Properties and not take any collateral advantage of its position as Operator hereunder.

20.  Liability of DUMONT
     (a) Provided that DUMONT acts in good faith in the performance of its duties hereunder and in fulfillment of its obligations hereunder, and, in absence of gross negligence or willful misconduct on its part, DUMONT shall not be liable to any party hereto for any costs, expenses, claims, damages or liabilities incurred by reason of or relating to such performance or fulfillment.

     (b) Notwithstanding any of the provisions of this Agreement, the parties specifically agree that DUMONT shall not be responsible for any environmental damages, and remedies thereof, sustained on the Properties prior to the date hereof, and that it will be responsible for only environmental damages sustained on the Properties as a result of its work thereupon.

     (c) CLIFTON agrees to hold and save DUMONT harmless from any and all claims for damages or otherwise to its employees, consultants or agents, which may arise from work carried by DUMONT at the Properties.

21.  Notices
     Any notice or document which a party is permitted or is required to give to the other shall be in writing and shall be given or delivered by handing a copy thereof to an officer of the recipient

Page 16 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002

     party, by sending the same by telegram, telefax or by mailing the same by prepaid registered mail address, in each case, as follows:

     as to CLIFTON:
         CLIFTON MINING COMPANY LTD.
         70 West Canyon Crescent Rd., Alpine, Utah 84004, USA
         Attention: Mr. Kenneth Friedman, President
         Tel: 801-756-1414 Fax: 801-756-5454

      as to WOODMAN:
         WOODMAN MINING COMPANY
         c/o Clifton Mining Company Ltd.
         70 West Canyon Crescent Rd., Alpine, Utah 84004, USA
         Attention: Mr. William D. Moeller, President
         Tel: 801-756-1414 Fax: 801-756-5454

      as to DUMONT:

         DUMONT NICKEL INC.
         Suite 512, 120 Adelaide Street West, Toronto, Ontario, Canada, M5H 1T1
         Attention: Mr. Shahe F. Sabag, President & CEO
         Tel: 416-924-6862 Fax: 416-364-5400

     or to such other address or attention as the party entitled to receive same may in like manner have notified the other party.

     Any notice or document or copy thereof so handed to the recipient party shall be deemed to have been given or delivered and received at the time it is handed to it; any notice or document so sent by telegram or telefax shall be deemed to have been given or delivered and received on the next business day (Saturdays, Sundays and statutory holidays excepted) after it is sent; and any notice or document so mailed shall be deemed to have been given or delivered and received on the 4th next business day (Saturdays, Sundays and statutory holidays excepted) after it is mailed.

22.  Force Majeure
     If DUMONT is at any time during the term of this Agreement either prevented or delayed in complying with any provisions of this Agreement by reason of strikes, labour shortages, power shortages, fuel shortages, fires, wars, acts of God, governmental regulations restricting normal operations, shipping delays or any other reason or reasons (other than lack of funds) beyond its control, the time limited for the performance by DUMONT of its obligations hereunder shall be extended by a period of time equal in length to the period of each such prevention or delay.

     DUMONT shall give prompt notice to CLIFTON of each event of force majeure and upon cessation of such event shall furnish the CLIFTON with notice to that effect together with particulars of the number of days by which the obligations of the DUMONT hereunder have been extended by virtue of such event of force majeure and all preceding events of force majeure.

23.  Arbitration
     Clifton and DUMONT agree that all questions or matters in dispute shall be resolved by binding arbitration adjudicated by an arbitration panel (the "Panel") as follows:

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Page 17 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002

     (a) the disputing party shall deliver a notice (the "Arbitration Notice") of arbitration to the other party (the "Recipient") outlining its dispute and claim, and it shall designate its arm's length representative to serve on the Panel;

     (b) the Recipient shall, no later than 30 days following receipt of the Arbitration Notice, designate its arm's length representative to serve on the Panel, failing which it shall be deemed to have accepted the dispute as claimed in the Arbitration Notice;

     (c) the Panel shall consist of three members as follows: an arm's length representative appointed by CLIFTON, an arm's length representative appointed by DUMONT, and a third member appointed by the representatives appointed by CLIFTON and DUMONT;

     (d) after reviewing evidence and representations from CLIFTON and DUMONT, the Panel shall make an award and submit same in writing to each of the parties. The expense of the arbitration shall be as specified in the Panel's written award;

     (e) the written decision of the Panel shall be made no later man forty-five days following delivery of the Arbitration Notice, and it shall be binding upon the parties;

24.  Abandonment of all or part of the Properties

     (a) CLIFTON may elect to abandon all or part of the Properties, provided it so elects no later than May 31st of any given year, by giving written notice to DUMONT which may within the next thirty days require the same to be transferred to it and shall be entitled to receive appropriate documentation for such purposes. Upon giving of such notice, mis Agreement shall terminate in respect of those parts of the Properties abandoned, save only mat CLIFTON shall continue to be responsible for any liability which arose hereunder, or with respect to any work carried out by it on said abandoned portion, prior to the giving of such notice which liability shall survive termination of mis Agreement and any derivative agreements.

     (b) DUMONT may at any time elect to forfeit any rights it might have in portions of the Properties, including its right to earn an interest therein, and may, where relevant, transfer same to CLIFTON, provided it so elects no later than May 31* of any given year. Upon giving of such notice, this Agreement shall terminate in respect of those parts of the Properties forfeited, save only that DUMONT shall continue to be responsible for any liability which arose hereunder, or with respect to any work carried out by it hereunder on said forfeited portion, prior to the giving of such notice, which liability shall survive termination of this Agreement and any derivative agreements.

25.  Governing Law
     This agreement shall be governed by and interpreted in accordance with the laws of the State of Utah and those of me USA and the parties hereto so agree.

26.  No Partnership
     Nothing herein contained shall be construed as creating a partnership or similar association between the parties hereto or as imposing upon either of the parties hereto any partnership duty, obligation or liability, the rights, privileges, duties, obligations and liabilities of the parties hereto being, subject to the provisions hereof, several (and not joint or collective) and that their respective interests hereunder are as tenants-in-common.

27.  Mutual Consent
     Nothing herein contemplated or outlined, shall preclude or prevent the parties from effecting amendments hereto by mutual consent.

28.  Currency

Page 18 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002

     All references to monies hereunder will be in the lawful currency of the USA.

29.  Issuance of Shares and Warrants
     DUMONT shall deliver all such common shares and warrants deliverable to CLIFTON as contemplated herein no later man 5 business days following receipt of related regulatory consents and authorizations. DUMONT agrees that it shall diligently do all such things necessary to secure the aforesaid consents and authorizations as quickly as possible.

30.  Farther Assurances
     The parties hereto agree that they and each of mem will execute all documents and do all acts and things within their respective powers to carry out and/or implement the provisions or intent of this Agreement.

31.  Formal Agreement
     The parties hereto agree that terms of this Agreement shall be incorporated and outlined in greater detail in an Option Agreement (the "Option Agreement") to be prepared by DUMONT and executed by the parties on or before May 31, 2003, which shall include, but not be limited to, the terms outlined herein, in addition to detailed terms of the various Joint Ventures contemplated herein.

     The parties hereto agree and warrant mat they shall cooperate to formalize the Option Agreement in a timely manner as contemplated.

32.  Dates
     To the extent all references made herein to days are intended to mean calendar days, it is possible that some deadlines for certain deliverables or notices or work performance may, from time to time, fall on a Saturday, a Sunday or a Statutory Holiday. The parties hereto, accordingly, agree that in the event said deadlines so fall, then said deadline as to the then relevant deliverable or notice or performance shall be the first next business day following said Saturday, Sunday or Statutory Holiday without prejudicing any rights of the parties hereto.

33.  Schedules

     The parties agree mat Schedules A, B, C, D, E and F attached hereto shall form part of this Agreement

34.  Termination
     This Agreement shall automatically terminate in the event that:
     (a)  DUMONT fails to perform certain work and deliverables as outlined in
          Section 4; or
     (b)  none of the Properties remains in good standing; or
     (c) less man two parties to the Agreement (or their assignees) own an undivided interest in the Properties after such time as DUMONT has earned an interest therein; or
     (d) upon notice from DUMONT to CLIFTON indicating that DUMONT is terminating the Option; or
     (e)  by mutual consent of the parties hereto.

35.  Conditions
     This Agreement is subject to:
     (a) Receipt of stock exchange and other regulatory approvals by DUMONT to enter into this Agreement, and DUMONT agrees to do all necessary to expedite securing of said approvals; and

     (b) Approval by the board of directors of CLIFTON evidenced by the delivery of related Board Resolution to DUMONT no later than 5 business days following the Closing Date; and

Page 19 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002

     (c) Approval by the board of directors of WOODMAN evidenced by the delivery of related Board Resolution to DUMONT no later than 5 business days following the Closing Date; and

     (d) Approval by the board of directors of DUMONT evidenced by the delivery of related Board Resolution to CLIFTON and WOODMAN no later than 5 business days following the Closing Date; and

     (e)  delivery by DUMONT of $10,000 payment to CLIFTON as per Section 4; and

     (f) deli very by DUMONT of 100, 000 common shares of DUMONT to CLIFTON as per Section 4.

     The parties agree that they shall do all things necessary to obtain the above approvals as soon as possible, and retain the right to waive receipt of respective abovesaid resolutions.

While the Option Agreement will undoubtedly include many additional details, the above represent salient points of the arrangements discussed with you. Please sign where provided below indicating your acceptance of the terms herein, initial all pages and return an original copy to us. This Agreement shall terminate and be null and void if not executed by all parties hereto on or before December 11th, 2002.


Sincerely,


/s/ Shahe F. Sabag
----------------------------------------
DUMONT NICKEL INC.
Per: Mr. Shahe F. Sabag, President & CEO



All of the above agreed to and accepted  All of the above agreed to and accepted
this 9th day of December, 2002           this 9th day of December, 2002


CLIFTON MINING COMPANY LTD               WOODMAN MINING COMPANY


per: /s/ Kenneth Friedman                per: /s/ William D. Moeller
    ------------------------------------     -----------------------------------
Mr. Kenneth Friedman, President          Mr. William D. Moeller, President



per: /s/ Scott S. Moeller                per: /s/ Scott S. Moeller
    ------------------------------------     -----------------------------------
Mr. Scott S. Moeller, Secretary          Mr. Scott S. Moeller, Secretary



WITNESS:                                 WITNESS:

Signature: /s/ Kristi Ridd-Young         Signature: /s/ Kristi Ridd-Young
Name:      Kristi Ridd-Young             Name:      Kristi Ridd-Young
Occupation: Office Mgr.                  Occupation: Office Mgr.
Date:   12/16/02                         Date:   12/16/02

Page 20 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002

                                   SCHEDULE A
                                   BLM Claims
                  Held Directly By Clifton Mining Company Ltd.
               Schedule to Letter Agreement Dated December 6, 2002
   Clifton Mining Company Ltd., Woodman Mining Company and Dumont Nickel Inc.

BLM CLAIMS DESCRIPTIONS*
------------------------------------------------------------------------------------------------------------
  Serial No.    Claim      Mr Twap Rage Sec Subdtv          Serial      Claim     Mr Twap Rag Sec Sabdtv
                Name/No.                                      No.       Name/No.
------------------------------------------------------------------------------------------------------------
  UMC317839   Cactus       26 0070S 0180W 035 SE           UMC317889   FLAT #327   26 0080S 0180W 025 SE
              Millaite     26 0080S 0180W 002 NE                                   26 0080S 0180W 036 NE
------------------------------------------------------------------------------------------------------------
  UMC317851   CLIFTON #8   26 0080S 0170W 019 SW           UMC317890   FLAT #328   26 0080S 0180W 025 SE
                           26 0080S 0170W 030 NW                                   26 0080S 0180W 036 NE
------------------------------------------------------------------------------------------------------------
  UMC317852   CLIFTON #9   26 0080S 0180W 025 NE           UMC317891   FLAT #329   26 0080S 0180W 025 SE
                                                                                   26 0080S 0180W 036 NE
------------------------------------------------------------------------------------------------------------
  UMC317853   CLIFTON #10  26 0080S 0170W 030 NW           UMC317892   FLAT #330   26 0080S 0180W 025 SW SE
                           26 0080S 0180W 025 NE                                   26 0080S 0180W 026 NE NW
------------------------------------------------------------------------------------------------------------
  UMC317854   CLIFTON #11  26 0080S 0170W 019 SW           UMC335440   FLAT #309A  26 0080S 0180W 024 SW
                           26 0080S 0170W 030 NW                                   26 0080S 0180W 025 NW
------------------------------------------------------------------------------------------------------------
  UMC317855   CLIFTON #12  26 0080S 0180W 024 SE           UMC335441   FLAT #314A  26 0080S 0180W 025 NW
                           26 0080S 0180W 025 NE
------------------------------------------------------------------------------------------------------------
  UMC317856   CLIFTON #13  26 0080S 0180W 025 NE           UMC335442   FLAT #323A  26 0080S 0180W 025 NW SW
------------------------------------------------------------------------------------------------------------
  UMC17857    CLIFTON #14  26 0080S 0170W 030 NW           UMC335443   FLAT #330A  26 0080S 0180W 025 SW
                           26 0080S 0180W 025 NE
------------------------------------------------------------------------------------------------------------
                                                           UMC355781    CGC #1    26 0080S 0180W 023 SW
------------------------------------------------------------------------------------------------------------
  UMC317858   CLIFTON #15  26 0080S 0170W 030 NW           UMC355782    CGC #2    26 0080S 0180W 023 NW SW
------------------------------------------------------------------------------------------------------------
  UMC317859   CLIFTON #16  26 0080S 0170W 030 NW SW        UMC355783    CGC #3    26 0080S 0180W 023 SW SE
------------------------------------------------------------------------------------------------------------
  UMC317860   CLIFTON #17  26 0080S 0170W 030 NW           UMC355784    CGC #4    26 0080S 0180W 023 NE NW
------------------------------------------------------------------------------------------------------------
  UMC317861   CLIFTON #18  26 0080S 0170W 030 NW           UMC3S5785    CGC #5    26 0080S 0180W 023 SE
------------------------------------------------------------------------------------------------------------
  UMC317862   CLIFTON #19  26 0080S 0170W 030 NW           UMC355786    CGC #6    26 0080S 0180W 023 NE
------------------------------------------------------------------------------------------------------------
  UMC317864   CLIFTON #21  26 0080S 0170W 030 NW SW        UMC355787    CGC #7    26 0080S 0180W 023 SE
------------------------------------------------------------------------------------------------------------
  UMC317865   CLIFTON #22  26 0080S 0170W 030 NW SW        UMC355788    CGC #8    26 0080S 0180W 023 NE
------------------------------------------------------------------------------------------------------------
  UMC317866   CLIFTON #23  26 0080S 0170W 030 SW           UMC355789    CGC #9    26 0080S 0180W 023 SE
------------------------------------------------------------------------------------------------------------
  UMC317867   CLIFTON #26  26 0080S 0180W 025 SE           UMC355790   CGC #10    26 0080S 0180W 023 SE
                           26 0080S 0180W 036 NE
------------------------------------------------------------------------------------------------------------
                                                           UMC355791   CGC #11    26 0080S 0180W 023 NE
------------------------------------------------------------------------------------------------------------
  UMC317868   CLIFTON #27  26 0080S 0170W 030 SW           UMC355792   CGC #12    26 0080S 0180W 023 NE
                                                                       CGC #12    26 0080S 0180W 024 NW
------------------------------------------------------------------------------------------------------------
  UMC317869  CLIFTON #27A  26 0080S 0170W 030 SW
                           26 0080S 0170W 031 NW
------------------------------------------------------------------------------------------------------------
                                                           UMC355837   CGC #290   26 0080S 0180W 023 NE
------------------------------------------------------------------------------------------------------------
  UMC317870  CLIFTON #28   26 0080S 0170W 030 SW           UMC355838   CGC #291   26 0080S 0180W 023 NE
                           26 0080S 0170W 031 NW
------------------------------------------------------------------------------------------------------------
                                                           UMC355839   CGC #292   26 0080S 0180W 014 SE
                                                                       CGC #292   26 0080S 0180W 023 NE
------------------------------------------------------------------------------------------------------------
  UMC317871  CLIFTON #29   26 0080S 0170W 030 SW           UMC355840   CGC #299   26 0080S 0180W 024 SW
                           26 0080S 0170W 031 NW
------------------------------------------------------------------------------------------------------------
  UMC317872  CLIFTON #30   26 0080S 0170W 030 SW           UMC355841   CGC #299A  26 0080S 0180W 024 SW
                           26 0080S 0170W 031 NW
------------------------------------------------------------------------------------------------------------
                                                           UMC355842   CGC #300   26 0080S 0180W 023 SE
                                                                                  26 0080S 0180W 024 SW
------------------------------------------------------------------------------------------------------------
  UMC317878  FLAT #309     26 0080S 0180W 024 SW SE
                           26 0080S 0180W 025 NE NW
------------------------------------------------------------------------------------------------------------
                                                           UMC355843   CGC #301   26 0080S 0180W 024 SW
                                                                                  26 0080S 0180W 025 NW
------------------------------------------------------------------------------------------------------------
  UMC317879  FLAT #310     26 0080S 0180W 025 NE
------------------------------------------------------------------------------------------------------------
  UMC317880  FLAT #311     26 0080S 0180W 025 NE           UMC355844   CGC #301A  26 0080S 0180W 024 SW
                                                                                  26 0080S 0180W 025 NW
------------------------------------------------------------------------------------------------------------
  UMC317881  FLAT #312     26 0080S 0180W 025 NE
------------------------------------------------------------------------------------------------------------
  UMC317882  FLAT #313     26 0080S 0180W 025 NE           UMC355849   CGC #308   26 0080S 0180W 025 NW
------------------------------------------------------------------------------------------------------------
  UMC317883  FLAT #314     26 0080S 0180W 025 NE NW        UMC355850   CGC #315   26 0080S 0180W 025 NW SW
------------------------------------------------------------------------------------------------------------
  UMC317884  FLAT #323     26 0080S 0180W 025 NE NW SW     UMC355857   CGC #322   26 0080S 0180W 025 SW SB
------------------------------------------------------------------------------------------------------------
  UMC317885  FLAT #324     26 0080S 0180W 025 NE SE        UMC355858   CGC #331   26 0080S 0180W 025 SW
------------------------------------------------------------------------------------------------------------
  UMC317886  FLAT #325     26 0080S 0170W 025 NE SE        UMC359375    GHM-1     26 0070S 0180W 035 SE
------------------------------------------------------------------------------------------------------------
  UMC317887  FLAT #326     26 0080S 018OW 025 NE SE        UMC359376    GHM-2     26 0070S 0180W 035 SE
------------------------------------------------------------------------------------------------------------
  UMC317888  FLAT #326A    26 0080S 0180W 025 SE           UMC359377    GHM-3     26 0070S 0180W 035 SE
------------------------------------------------------------------------------------------------------------
*A1l claims are Lode Claims except Cactus Millsite which are millsite claims. All claims are in good standing to Aug 31, 2003, and are designated Active as at Sept 20/02 per BLM records.

Page 21 of 46 (incl Schedules)
CCLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002

                                   SCHEDULE B
                                State Trust Lands
                   Utah State Lease For Metalliferous Minerals
                  Held Directly By Clifton Mining Company Ltd.
               Schedule to Letter Agreement Dated December 6, 2002
   Clifton Mining Company Ltd., Woodman Mining Company and Dumont Nickel Inc.

STATE TRUST LANDS DESCRIPTION

Utah State Lease For Metalliferous Minerals: Mineral Lease No. 47181

Twp 8S, R18W, SLB&M, Section 2: Lots 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, S l/2 NW
l/4, SW 1/4, SW 1/4 SE 1/4

Date Issued: August 14, 1992
Total Area - 532.77 acres

Page 22 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002

                                   SCHEDULE C
                                 Patented Claims
                   Held Directly By Clifton Mining Company Ltd
               Schedule to Letter Agreement Dated December 6, 2002
   Clifton Mining Company Ltd., Woodman Mining Company and Dumont Nickel Inc.

----------------------------------------------------------------------------------------------------
          Claim Name                     Location              State        Survey         Parcel
                                                               Property      Number       Acreage
                                                                Number
----------------------------------------------------------------------------------------------------
           Sunshine                T8S R18W Sec 25 SLBM          22477         67          8.559
            Ibapah                 T8S R18W Sec 25 SLBM          22484         47         19.31
           Calendar                T8S R18W Sec 25 SLBM          22491         68         17.45
           Columbia                T8S R17W Sec 30 SLBM          22490         43         19.9
           Iron #46                T8S R18W Sec 19 SLBM          22483         46         19.61
           Neptune                 T8S R18W Sec 36 SLBM          22479         40         19.38
          Herat Lode               T8S R18W Sec 25 SLBM          22485         39         18.64
    Black Hawk/Red Jacket          T8S R18W Sec l3 SLBM          22492        6173        33.453
            Albany                 T8S R18W Sec 24 SLBM          22494        3354        17.101
          George E.                T8S R17W Sec 30 SLBM          22476        4375        16.788
          Mt. Vernon               T8S R18W Sec 25 SLBM          22480         66         16.386
           Democrat                T8S R18W Sec 25 SLBM          22489         68         18.17
           Atlantis                T8S R17W Sec l9 SLBM          22493         44         16.67
           Juniper                 T8S R17W Sec 19 SLBM          22482         57         15.894
          Fleet Wing               T8S R17W Sec 19,30 SLBM       22487         42         15
           Elephant                T8S R18W Sec 36 SLBM          22488         65         10.928
      Lost Treasure Lode           T8S R18W Sec 25 SLBM          22481         41         18.281
      George Washington            T8S R18W Sec 25 SLBM          22486         70         12.6
     Southern Confederate              T8S R18W SLBM             22478         64          6.82


Page 23 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002

                                   SCHEDULE D
             Patented Claims Held Directly by Woodman Mining Company
               Schedule to Letter Agreement Dated December 6, 2002
   Clifton Mining Company Ltd., Woodman Mining Company and Dumont Nickel Inc.


--------------------------------------------------------------------------------
              Claim Name                   Mineral Survey Number or Lot Number
--------------------------------------------------------------------------------
           Cane Springs Lode                             Lot #50
         Cane Springs Lode #2                              4387
     Newton Albert Lode & Millsite          Lot 51A and Lot #51B, respectively
               Imperial                                    4388
                Frankie                                  Lot #63
               Bonnemort                                 Lot #49A
               Lucky Jim                                 Lot #59
               Alvorado                                  Lot #59
                 Ethel                                   Lot #59
              Emma No. 2                                 Lot #59

Page 24 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002

                                   SCHEDULE E
               Patented claims Being acquired by Clifton from ACMC
               Schedule to Letter Agreement Dated December 6, 2002
   Clifton Mining Company Ltd., Woodman Mining Company and Dumont Nickel Inc.

-------------------------------------------------------------------------------------------------------
      Claim Name                   Location                State           Survey         Pared
                                                           Property         Number         Acreage
                                                             Number
-------------------------------------------------------------------------------------------------------
        Monocco                       n/a                     n/a             58           18.36
      Maintanoma                      n/a                     n/a            4393          15.87
     Paymaster #2            T8S R17W Sec l9 SLBM            24961            55           20.66
     New Baltimore           T8S R18W Sec l8 SLBM            24964           4389           9.24
         Laura                T9S R18W Sec l SLBM            49419            56           10.33
       Geronimo              T8S R18W Sec 36 SLBM            49420            53           20.66
        Filmore               T9S R18W Sec l SLBM            49421           3550          18.59
      IOU & UO ME            T8S R17W Sec 30 SLBM            49422            54           19.55
-------------------------------------------------------------------------------------------------------
  Note: n/a = additional to come upon title transfer from ACMC to CLIFTON

Page 26 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002


                             CLIFTON MINING COMPANY
            70 West Canyon Crest Rd. Suite D, Alpine UT 84004 Phone:
                        (801) 756-1414 Fax (801) 756-5454


                   FACSIMILE TRANSMISSION COVER SHEET

 NAME:                       Shahe F. Sabag

 COMPANY:                    DEMIN MANAGEMENT CORPORATION

 DATE:                       November 19, 2002

 FAX NUMBER:                 1-416-924-9349

 NUMBER OF PAGES:               18


--------------------------------------------------------------------------------
                               CONFIDENTIAL NOTICE
The information contained in this facsimile message is legally privileged and/or confidential information intended only for the receipt by and use of the individual or entity to whom or which it is addressed. If you are not the intended recipient, you are hereby notified that any dissemination, distribution, or copying of this telecopy is strictly prohibited. If you have received this telecopy in error, please immediately notify us by telephone and return the original message to us at the address on this page via United States Postal Services, Clifton Mining Company, guarantees return postage. Thank You.
--------------------------------------------------------------------------------

FROM:  Scott Moeller

COMMENTS:

     Dear Shahe,

          Here is a copy of the loan documents with Franklin Financial. I have also included the interest and payment schedule. I apologize that I was unable to send this to you yesterday. Please call me if you have any questions.

                                       Thanks,

                                              /s/ Scott



If you have any trouble receiving this facsimile transmission or you do not receive the number of pages indicated above, please call us at (801) 756-1414.

page 27 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002


WHEN RECORDED, MAIL TO:
Franklin Financial
111 Social Hall Avenue Salt Lake
City, Utah 84111-1503                                                LOAN #FF121

                                   TRUST DEED
                            With Assignment of Rents


THIS TRUST DEED, made this 26 may 1999 between Clifton Mining Company whose mailing address is 70 West Canyon Crest Road Suite D, Alpine, Utah 84404 as TRUSTOR, and Legacy Land Title Company aa TRUSTEE and Franklin Financial, as BENEFICIARY (Lender).

WITNESSETH: To secure payment and performance of the obligation(s) of Clifton Mining Company as evidenced by a(n) Promissory Note, dated 26 May 1999, in the amount of $532,918.17. Trustor CONVEYS AND WARRANTS TO TRUSTEE IN TRUST, WITH POWERS SALE, the property described in the attached "Exhibit A" situated in Tooele County, State of Utah.

Together with all buildings, fixtures, and improvements thereon and all the water rights, rights of way, easements rents, issues, profits, income, tenements, hereditaments, privileges, and appurtenances thereunto belonging now or hereafter used or enjoyed with said property, or any part thereof, SUBJECT, HOWEVER, to the right, power and authority hereinafter given and conferred upon Beneficiary to collect and supply such rents, issues, and profits;

FOR THE PURPOSE OF SECURING (1) payment of the aforesaid obligation and any extensions and/or renewals or modifications, thereof; (2) the performance of each agreement of Trustor herein contained; (3) the payment of such additional loans or or advances as hereafter ay be made to Trustor, or his successors or assigns when evidenced by a promissory note or notes reciting that they are secured by this Trust Deed; and (4) the payment of all sums expended or advanced by Beneficiary under or pursuant to the terms hereof together with interest thereon as herein provided.

"NOTE: Trustee must be a member of the Utah State Bar, a bank, building and loan association or savings and loan association authorized to do such business in Utah; a corporation authorized to do a trust business in Utah, or a title insurance or abstract company authorized to do such business in Utah.


TO PROTECT THE SECURITY OF THIS TRUST DEED, TRUSTOR AGREES:

1. To keep said property in good condition and repair; not to remove or demolish any building thereon; to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged or destroyed thereon; to comply with all laws, covenants and restrictions affecting said property; not to commit or permit waste thereof; not to commit, suffer, or permit any act upon said property in violation of law; to do all other acts which from the character or use of said property may be reasonably necessary, the specific enumerations herein not excluding the general; and, if the loan secured hereby or any part thereof is being obtained for the purpose of financing construction of improvements on said property, Trustor further agrees:

(a) To commence construction promptly and to pursue same with reasonable diligence to completion in accordance with plans and specifications satisfactory to Beneficiary, and

(b) To allow Beneficiary to inspect said property at all times during construction.


Trustee, upon presentation to it of an affidavit signed by Beneficiary, setting forth facts showing a default by Trustor under this numbered paragraph, is authorized to accept as true and conclusive all facts and statements therein, and to act thereon hereunder.

2. To provide and maintain insurance of such type or types and amounts as Beneficiary may require, on the improvements now existing or hereafter erected or placed on said property. Such insurance shall be carried in companies approved by Beneficiary with loss payable clauses in favor of and in form acceptable to Beneficiary. In event of loss, Trustor shall give immediate notice to Beneficiary, who may make proof of loss, and each insurance company concerned is hereby authorized and directed to make payments for such loss directly and exclusively to Beneficiary; and the isurance proceeds, or any part thereof, may be applied by Beneficiary, at its option, to reduction of the indebtedness hereby secured or to the restoration or repair of the property damaged.

3. To deliver to, pay for and maintain with Beneficiary until the indebtedness secured hereby is paid in full, such evidence of title as Beneficiary may require, including abstracts of title or policies of title insurance and any extensions or renewals thereof or supplements thereto.

Page 28 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002


4. To appear in and defend any action or proceeding purporting to affect the security hereof, the title to said property, or the rights or powers of Beneficiary or Trustee and should Beneficiary or Trustee elect to also appear in or defend any such action or proceeding, to pay all costs and expenses, including cost of evidence of title and attorney's fees in a reasonable sum incurred by Beneficiary or Trustee.

5. To pay at least 10 days before delinquency all taxes and assessments affecting said property, including all assessments upon water company stock and all rents, assessments and charges for water, appurtenant to or used in connection with said property: to pay, when due, all encumbrances, charges, and liens with interest, on said property or any part thereof, which at any time appear to be prior or superior herrreto; to pay all costs,fees, and expenses of this Trust.

6. Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may: Make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon said property for such purposes; commence, appear in, and defend any action or proceeding purporting to affect the security hereof or the rights of powers of Beneficiary or Trustee; pay, purchase, contest, or compromise any encumbrance, charge or lien which in the judgment of either appears to be prior or superior hereto; and in exercising any such powers, incur any liability, expend whatever amounts on its absolute discretion it may deem necessary therefor, including cost of evidence of title, employ counsel, and pay his reasonable fees.

7. To pay immediately and without demand all sums expended hereunder by Beneficiary or Trustee, with interest from date of expenditure at the rate applicable to the hereby-secured obligation until paid, and the repayment thereof shall also be secured hereby.

IT IS MUTUALLY AGREED THAT:

8. Should said property or any part thereof be taken or damaged by reason of any public improvement or condemnation proceeding, or damaged by fire, or earthquake, or in any other manner, Beneficiary shall be entitled to all compensation, awards, and other payment or relief therefore, and shall be entitled at its option to commence, appess in, and prosecute in its own name, any action or proceeds, including the proceeds of any policies of casualty and other insurance affecting said property, are hereby assigned to Beneficiary, who may, after deducting therefrom all its expenses, including attorneys fees, apply the same on any indebtedness secured hereby. Trustor agrees to execute such further assignments of any compensation, award, damages, and fights of action and proceeds as Beneficiary or Trustee may require.

9. At any time and from time to time upon written request of Beneficiary, payment of its fees and presentation of this Trust Deed and the note for endorsement (in case of full reconveyance, for cancellation and retention), without affecting the liability of any person for the payment of the indebtedness secured hereby, Trustee may (a) consent to the making of any map or plat of said property, (b) join in granting any assement or creating any restriction thereon, (c) join in any subordination or other agreement affecting this Trust Deed or the lien or charge thereof, and (d) reconvey, without warranty, all or any part of said property. The grantee in any reconveyance may be described as "the person or persons entitled thereto", and the recitals therein of any matters or facts shall be conclusive proof of truthfulness thereof Trustor agrees to pay reasonavble Trustee's fees for any of the services mentioned in this paragraph.

10. As additional security, Trustor hereby assigns Beneficiary, during hte continuance of these trust, all rents, issues, royalties, and profits of the property affected by this Trust Deed and of any personal property located thereon. Until Trustor shall default inthe payment of any indebtedness secured hereby or inthe performance of any agreement hereunder, Trustor shall have the right to collect all such rents, issues, royalties, and profits earned prior to default as they become due and payable. If Trustor shall default as aforesaid, Trustor's right to collect any of such moneys shall cease and Beneficiary shall have the right, with or without taking possession of the property affected hereby, to collect all rents, royalties, issues, and profits. Failure or discontinuing of Beneficiary at anytime r from time to time to collect any such moneys shall not in any manner affect the subsequent enforcement by Beneficiary of the right, power, and authority to collect the same. Nothing contained herein, nor the exercise of the right by Beneficiary to collect shall be, or be construed to be, an affirmation by Beneficiary of any lenancy, lease or option, nor an assumption of liability under, nor a subordinaiton of the lien or charge of the Trust Deed to any such lenancy, lease or option.

11. Upon any default by Trustor hereunder, Beneficiarymay at any time without notice, either in perosn, by agent, or by a receiver to be appointed by a court (Trustor hereby consenting to the appointment of Beneficiary as such receiver), and without regard tothe adequacyof any security for the indebtedness hereby secured enter upon and take possession of said property or any part thereof, in its own name sue for or otherwise collect said rents, issues, and profits, including those past due and unpaid, and apploy the same, less costs and expenses of operation and collection, including reasonable attorney's fees, upon any indebtedness secured hereby , and in such order as Beneficiary may determine.

12. The entering upon and taking possession of said property the collection of such rents, issues, and profits, or the proceeds of fire and other issurance policies, or compensaiton or awards for any taking or damage of said property, and the application or release thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

13. The failure on the part of Beneficiary to promptly enforce any right hereunder shallnot operate as a waiver of such right and the waiver by Beneficiary of any default shallnot constitute a waiver of any other or subsequent default.

14. Time is of the essence hereof. Upon default by Trustor inthe payment of any indebtedness secured hereby or inthe performance of any agreement hereunder, all sums secured hereby shallimmediately become due and payable at the option of Beneficiary. In the event of such default, Beneficiary may

Page 29 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002


execute or cause Trustee to execute a written notice of default and of election to cause said property to be sold to satisfy the obligaitons hereof, and Trustee shall file such notice for record in each county wherin said property or some part or parcel thereof is situated. Beneficiary also shall deposit with Trustee, the notes and all documents evidence expenditures secured hereby.

15. After the lapse of such time as ay then be required by law following the recordation of said notice of default, and notice of default and notice of sales having been given as then required by law, Trustee, without demand on Trustor or, shall sell said property onthe date and at the time and place designated in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine (but subject to any statutory right of Trustor to direct the order in which such property, if consisting of several known lots or parcels shll be sold) at public auction to the highest bidder, the purchse price payable in lawful money of the United States at the time of sale. The person conducting the sale may, for any cause he deems expedient, postpone the sale from time to time until it shall be completed and, in every case, notice of postponement shall be given by public declaration thereof by such perosn at the time and place last appointed for the sale, provided, if the sale is postponed for longer than one day beyond the day designated in the notice of sale, notice thereof shall be given in the same manner as the orginal notice of sale. Trustee shall execute and deliver to the purchaser its Deed conveying said property so sold, but without an covenant or warranty, express or implied. The recitals inthe Deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person including Beneficiary, may bid at the sale Trustee shall apply the proceeds of the sale to payment of (1) the costs and expenses of exercising the power of sale and of the sale, including the payment of the Trustee's and attorney's fees; (2) cost of any evidence of title procurred in connection with such sale and revenue stamps on Trustee's Deed; (3) all sums expended under the terms hereof, not then repaid, with accrued interes at the greater of 10% per annum or the rate applicable to the instrument secured by this Trust Deed, from date of expenditures; (4) all other sums then secured hereby; and (5) the remainder, if any, to the person or persons legally entitled thereto, or the Trustee, in its discretion, may deposit the balance of such proceeds with the County Clerk of the county in which the sale took place.

16. Upon the occurrance of any default hereunder, Beneficiary shall have option to declare all sums secured hereby immediately due and payble and foreclose this Trust Deed in the manner provided by law for the foreclosure of mortgages on real property and Beneficiary shall be entitled to recover in such proceeding all costs and expenses incident thereto, including a reasonable attorney's fee in such amount as shall be fixed by the court.

17. Beneficiary may appoint a successor trustee at any time by filing for record in the office of the Courtly Recorder of each county in which said property or some part thereof is situated, a subsitution of trustee. From the tiem the subsitution is filed for record, the new trustee shall succeed to all the powers duties, authority and title of the trustee named herein or of any successor trustee. Each such subsitution shall be executed and acknowledged, and notice thereof shall be give and proof there made, inthe manner provided by law.

18. This Trust Deed shall apply to, inure to the benefit of, and bind all parties hereto, their heirs, legatees, devices, administrators, executors, successors and assigns all obligations of Trustor hereunder are joint and several. The term "Beneficiary" shall mean the owner and holder, including any pledges, of the note secured hereby in this Trust Deed, whenever the context requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

19. Trustee acceps this Trust when this Trust Deed, duty executed and acknowledged, is made a public record as provided by law Trustee in ot obligated to notify any party hereto of pending sale under any other Trust Deed or of any action or proceeding in which Trustor, Beneficiary, or Trustee shall be a party, unless brought by Trustee.

20. This Trust Deed shall be construed according tothe laws of the State of Utah.

21. The undersigned Trustor requests that a copy of any notice of default and of any notice of sale hereunder be mailed to him at the address herein before set forth.

Signature of Trustor(s)


/s/ William D. Moeller
------------------------------------------    ----------------------------------
William D. Moeller, President and Chairman


/s/ Keith W. Moeller
------------------------------------------    ----------------------------------
Keith W. Moeller, Vice President


/s/ Scott Moeller
------------------------------------------    ----------------------------------
Scott Moeller, Scretary/Treasurer

Page 30 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002

                           (If Trustor an Individual)



STATE OF UTAH
COUNTY OF SALT LAKE CITY ss:


On ______________________ personally appeared before me ________________________
the signer(s) of the above instrument, who duly acknowledged to me that ___________ he _____excuted the same.


                           ______________________________________, Notary Public


                           (If Turstor a Corporation)
                          or Limited Liability Company


STATE OF UTAH
COUNTY OF SALT LAKE CITY ss:


On _________________________ personally appeared before me William D. Moeller, Keith W. Moeller, and Scott Moeller, who being duly swarn, says that they are President, Vice President, and Secretary/Treasurer of respectively the Clifton Mining Company the orgainzation that executed the above and foregoing instrument and that said instrument was signed in behalf of said organization by authority of its organizational documentation (or by authority of a resolution of a quorum of its directors) and said William D. Moeller, Keith W. Moeller, and Scott Moeller acknowledged to me that said organization executed the same.


                           ______________________________________, Notary Public

                         REQUEST FOR FULL RECONVEYANCE

    (To be used only when indebtedness secured hereby has been paid in full)


TO: TRUSTEE:


The undersigned is the legal owner and holder of the note and all other indebtedness secured by the within Trust Deed. Said note, together with all other indebtedness secured by said Trust Deed has been fully paid and satisfied; and you are hereby requested and directed, on payment to you of any sums owning to you under the terms of said Trust Deed, to cancel said note above-mentioned, without warranty, to the parties designated by the terms of said Trust Deed, all the estate now held by you thereunder.


Dated: ___________________________



                                                   _____________________________

                                                   _____________________________

Mail Recoveyance to: __________________

Page 31 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002


                                    Exhibit A
                                  To Trust Deed

THE MINING CLAIMS REFERRED TO IN THIS COMMITMENT ARE SITUATED IN THE CLIFTON MINING DISTRICT, IN TOOELE COUNTY, STATE OF UTAH, AND ARE DESCRIBED AS FOLLOWS:



Sunshine            Lot 67, Sur No. 31, 8.559 Acres
Mt. Vernon          Lot 66, Sur No. 30, 16.386 Acres
Ibapah              Lot 47, Sur No. ll, 19.310 Acres, T8S, R18W, Sec. 25
Democrat            Lot 68, Sur. No. 32, 18.170 Acres
Calendar            Lot 68, Sur. No. 32, 17.450
Atlantis            Lot 44, Sur. No. 8, 16.670 Acres, T8S, R17 W, Sec. 19
Columbia            Lot 43, Sur. No. 7, 19.900 Acres, T8S, R17 W, Sec. 30
Juniper             Lot 57, Sur. No. 21, 15.894 Acres, T8S, R17 W, Sec. 19
Iron #6             Lot 46, Sur. No. 10, 19.610 Acres, T8S, R18 W
Fleet Wing          Lot 42, Sur. No. 6, 15.000 Acres, T8S, R17 W, Sec. 30.19
Neptune             Lot 40, Sur. No. 4, 19.380 Acres, T8S, R18 W, Sec. 36
Elephant            Lot 65, Sur No. 29, 10.928 Acres
Herat Lode          Lot 39, Sur No. 3, 18.640 Acres, T8S, R18W, Sec. 25
Lost Treasure Lode  Lot 41, Sur. No. 5, 18.280 Acres, T 8 S, R18 W
Red Jacket and
  Black Hawk        Sur No. 6173, 33.453 Acres, T 8 S, R18 W, S. L. M, Sec 13
Albany              Sur No. 3354, 17.101 Acres, T 8 S, R18 W, Sec. 24

Page 32 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002


                          Assignment of Mineral Lease
                                 (for security)


IN ORDER TO SECURE the performance of Borrower under the terms of a certain REVOLVING CREDIT LINE, BUSINESS PROMISSORY NOTE, SECURITY AGREEMENT AND CLOSING STATEMENT ("Loan") in the amount of $532,918.17 together with interest thereon, the undersigned hereby grants to Franklin Financial a security interest in each of the following "UTAH STATE LEASE FOR METALLIFEROUS MINERALS's, executed in favor of the undersigned as "LESSEE", and the STATE OF UTAH acting by and through the SCHOOL AND INSTITUTIONAL TRUST LANDS ADMINISTRATION as "LESSOR".,, in Tooele County, State of Utah

Mineral lease no. 47277 covering:

     Township 8 South. Range 18 West SLB&M
     -------------------------------------
     Section 38: Lots 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, SW 1/4 NE 1/4, NW 1/4, N
     1/2 SW 1/4, SW 1/4 SW 1/4

Mineral lease no. 47276 covering:

     Township 8 South, Range 17 West SLB&M.
     --------------------------------------
     Section 16:All
     Section 32: Lots 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, N
     1/2 NW 1/4 (All)

 Mineral lease no. 47181 covering:

     Township A South Range 18 West SLB&M.
     -------------------------------------
     Section 2: Lots 1, 2, 3, 4, 5, 8, 7, 8, 9, 10, SW/12 NW/14, SW1/4, SW1/4
     SE1/4

Dated 27th May 1999


Clifton Mining

/s/ William D. Moeller
----------------------------, President and Chairman
William D. Moeller


/s/ Keith W. Moeller, Vice President
--------------------
Keith W. Moeller


/s/ Scott Moeller, Secretary/treasurer
-----------------
Scott Moeller


STATE OF UTAH        )
COUNTY OF Salt Lake  :ss
                     )


         On____________________________, personally appeared before me William
D. Moeller, Keith W. Moeller, and Scott Moeller who being by me duly sworn did say that they are the President and Chairman, Vice President, and Secretary/Treasurer, respectively of Clifton Mining Company a corporation and that the within and foregoing instrument was signed in behalf of said corporation by authority of a resolution of its Board of Directors, and said officers duly acknowledged to me that said corporation executed the same.



                                        ________________________________________
                                           Notary Public

Page 33 of 46 (incl Schedules)
CLIFTON/WOOOMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002


                          Assignment of Mineral Lease
                                 (for security)

IN ORDER TO SECURE the performance of Borrower under the terms of a certain REVOLVING CREDIT LINE, BUSINESS PROMISSORY NOTE. SECURITY AGREEMENT AND CLOSING STATEMENT ("Loan") in the amount of $532,918.17 together with interest thereon, the undersigned hereby grants to Franklin Financial a security interest in each of the following mining claims from the Unites States Bureau of Land Management in Tooele County, State of Utah.

                                 See "Exhibit A"

Dated 27th May 1999


Clifton Mining

/s/ William D. Moeller
----------------------------, President and Chairman
William D. Moeller


/s/ Keith W. Moeller, Vice President
--------------------
Keith W. Moeller


/s/ Scott Moeller, Secretary/treasurer
-----------------
Scott Moeller


STATE OF UTAH        )
COUNTY OF Salt Lake  :ss
                     )


         On____________________________, personally appeared before me William
D. Moeller, Keith W. Moeller, and Scott Moeller who being by me duly sworn did say that they are the President and Chairman, Vice President, and Secretary/Treasurer, respectively of Clifton Mining Company a corporation and that the within and foregoing instrument was signed in behalf of said corporation by authority of a resolution of its Board of Directors, and said officers duly acknowledged to me that said corporation executed the same.



                                        ________________________________________
                                           Notary Public

Page 34 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002

                                    Exhibit A
                     To assignment of mineral claims on BLM land


Claim Name               Book       Page       Entry No.       UMC No.
----------               ----       ----       ---------       -------

Clifton 21                280        214        022934         317864
Flat 330                  280        223        022943         317892
Flat 329                  280        224        022944         317891
Clifton 29                280        225        022945         317871
Clifton 30                280        226        022946         317872
Flat 330 A                304        588-589    034978         335443
Flat 323 A                304        587        034977         335442
Flat 314 A                304        586        034976         335441
Hat 309 A                 304        585        034975         335440
Flat 502                  398        250        075192         357130
Flat 504                  398        251        075193         357131
CB-1                      398        252        075194         357125
CB-2                      398        253        075195         357126
CB-3                      398        254        075196         357127
CB-5                      398        255        075197         357128
CB-6                      398        256        075198         357129
CB-7                      398        811        075483         357672
CB-8                      398        810        075482         357673
Cactus Mill Site          279        691        022679         317839
GHM-1                     412        573        080792         359375
GHM-2                     412        574        084793         359376
GHM-3                     412        575        080794         359377
CGC-1                     384        331        069367         355781
CGC-2                     384        332        069368         355782
CGC-3                     384        333        069369         355783
CGC-4                     384        334        069370         355784
CGC-5                     384        335        069371         355785
CGC-6                     384        336        069372         355786
CGC-7                     384        337        069373         355787

Claim Name               Book       Page       Entry No.       UMC No.
----------               ----       ----       ---------       -------

CGC-315                   384        400        069436         355850
CGC-316                   384        401        069437         355851
CGC-317                   384        402        069438         355852
CGC-318                   384        403        069439         355853
CGC-319                   384        404        069440         355854
CGC-320                   384        405        069441         355855
CGC-321                   384        406        069442         355856
CGC-322                   384        407        069443         355857
CGC-331                   384        408        069444         355858
CGC-332                   384        409        069445         355859
CGC-333                   384        410        069446         355860
CGC-334                   384        411        069447         355861

Page 35 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002



Claim Name               Book       Page       Entry No.       UMC No.
----------               ----       ----       ---------       -------

CGC-88                    384        369        069405         355819
CGC-89                    384        370        069406         355820
CGC-90                    384        371        069407         355821
CGC-91                    384        372        069408         355822
CGC-92                    384        373        069409         355823
CGC-93                    384        374        069410         355824
CGC-130                   384        375        069411         355825
CGC-131                   384        376        069412         355826
CGC-132                   384        377        069413         355827
CGC-133                   384        378        069414         355828
CGC-204                   384        379        069415         355829
CGC-205                   384        380        069416         355830
CGC-206                   384        381        069417         355831
CGC-207                   384        382        069418         355832
CGC-208                   384        383        069419         355833
CGC-209                   384        384        069420         355834
CGC-213                   384        385        069421         355835
CGC-289                   384        386        069422         355836
CGC-290                   384        387        069423         355837
CGC-291                   384        388        069424         355838
CGC-292                   384        389        069425         355839
CGC-299                   384        390        069426         355840
CGC-299A                  384        391        069427         355841
CGC-300                   384        392        069428         355842
CGC-301                   384        393        069429         355843
CGC-301A                  384        394        069430         355844
CGC-302                   384        395        069431         355845
CGC-305                   384        396        069432         355846
CGC-306                   384        397        069433         355847
CGC-307                   384        398        069434         355848
CGC-308                   384        399        069435         355849

Page 36 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002


Claim Name               Book       Page       Entry No.       UMC No.
----------               ----       ----       ---------       -------

Flat 328                  280        136        022854         317890
Flat 327                  280        137        022855         317889
Clifton 26                280        138        022856         317867
Clifton 27A               280        139        022857         317*69
Clifton 28                280        140        022858         317*70
Clifton 23                280        142        022860         317866
Clifton 27                280        143        022861         317868
Flat 326A                 280        144        022862         317888
Flat 326                  280        145        022863         317887
Clifton l4                280        146        022864         317857
Clifton 11                280        147        022865         317854
Clifton 12                280        148        022866         317855
Clifton 10                280        149        022867         317853
Clifton 9                 280        150        022868         317852
Clifton 13                280        151        022869         317856
Clifton 16                280        152        022870         317859
Clifton 17                280        153        022871         317860
Clifton 15                280        154        022872         317858
Flat 309                  280        154A       022873         317878
Flat 310                  280        175        022895         317879
Clifton 8                 280        176        022896         317851
Clifton 15                280        184        022904         317861
Flat 314                  280        190        022910         317883
Flat 313                  280        191        022911         317882
Clifton 19                280        192        022912         317862
Flat 312                  280        205        022925         317881
Flat 311                  280        206        022926         317880
Flat 323                  280        210        022930         317884
Flat 324                  280        211        022931         317885
Flat 325                  280        212        022932         317886
Clifton 22                280        213        022933         317865

Page 37 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002


Claim Name               Book       Page       Entry No.       UMC No.
----------               ----       ----       ---------       -------

CGC-8                     384        338        069374         355788
CGC-9                     384        339        069375         355789
CGC-10                    384        340        069376         355790
CGC-11                    384        341        069377         355791
CGC-12                    384        342        069378         355792
CGC-14                    384        343        069379         355793
CGC-15                    384        344        069380         355794
CGC-16                    384        345        069381         355795
CGC-17                    384        346        069382         355796
CGC-40                    384        347        069383         355797
CGC-41                    384        348        069384         355798
CGC-42                    384        349        069385         355799
CGC-43                    384        350        069386         355800
CGC-44                    384        351        069387         355801
CGC-45                    384        352        069388         355802
CGC-46                    384        353        069389         355803
CGC-47                    384        354        069390         355804
CGC-48                    384        355        069391         355805
CGC-49                    384        356        069392         355806
CGC-50                    384        357        069393         355807
CGC-51                    384        358        069394         355808
CGC-52                    384        359        069395         355809
CGC-53                    384        360        069396         355810
CGC-54                    384        361        069397         355811
CGC-81                    384        362        069398         355812
CGC-82                    384        363        069399         355813
CGC-83                    384        364        069400         355814
CGC-84                    384        365        069401         355815
CGC-85                    384        366        069402         355816
CGC-86                    384        367        069403         355817
CGC-87                    384        368        069404         355818

Page 38 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002

                                                                     LOAN #FF121

                               Franklin Financial
                      Hereinafter referred to as "Lender"
        111 Social Hall Avenue, Salt Lake City, UT 84111 (801) 532-6545


REVOLVING CREDIT LINE, BUSINESS PROMISSORY NOTE AND, SECURITY AGREEMENT ("Agreement")


BORROWER:        Clifton Mining Company
ADDRESS:         70 West Canyon crest Road, Suite D, Alpine, Utah 84404
TAX ID/SOC SEC#: 87-0511836 TEL: 81-756-1414 FAX: 801-756-5454 DATE: 26 May 1999

This document contain all of the terms and agreements concering the Agreement. As used in this document, the term, "Borrower," referes to each party signing below. In consideration of a line of credit in the maximum outstanding amount advanced of:

**five hundred thirty two thousand nine hundred eighteen and 17/100**
Dollars ($532,318.17)
together fees described below, of and any other consideration, Borrower promises to pay as follows, to the order of Lender in U.S. currency said amount, together with interest, which, unless otherwise stated below, will be compounded on the last day of each calendar month from the date of advancedment of any funds.

--------------------------------------------------------------------------------
INTEREST RATE not including loan fees: 15% per annum. On the date that any payment is not received by Lender when scheduled below, the rate on the unpaid principal balance shall become and remain 24% until said payment is received.
--------------------------------------------------------------------------------
LOAN FEES: $2O,496.87
--------------------------------------------------------------------------------
OTHER FEES: Fees for the perfection of Lender's interests, such as the insurance, recording, fiing, etc., will be added to the principal balance as incurred.
--------------------------------------------------------------------------------
PAYMENT SCHEDULE: $20,000 on or before 30 August 1999. Principal and all accrued interest on or before end of term.
--------------------------------------------------------------------------------
TERM: The entire balance, accrued interest and all other charges will be due and payble on or before 30 November 1999 ADVANCES: Advances within the CREDIT LINE will be available within 2 days from borrower's request subject to the following conditions: At the time an advance to requested, the security pledged, if any, is of equal or highter value then it is today; a review of a current financial statement of borrowers by lender indicates that Borrower's financial condition and ability to repay the loan is not, in the opinion of lender, materially diminished; and the loan is current under the payment schedule above.

THE FOLLOWING IS HEREBY GRANTED AS SECURITY:
  Real Property: Land and mining claims in Tooele County which is more particularly set forth and described in Trust Deed(s), Mortgage(s), or Assignment(s) dated: 26 May 1999
  Personal Property: See UCC attached hereto located at Borrower's business premises as shown above, or at:

THE UNDERSIGNED HEREBY REPRESENT, WARRANT AND AGREE THAT ANY AND ALL SUMS WHICH HAVE OR WILL BE PAID BY LENDER IN CONNECTION WITH OR RELATED TO THE TRANSACTION OF WHICH THIS AGREEMENT IS PART, ARE FOR BUSINESS PURPOSES AND ARE NOT INTENDED AND SHALL NOT BE USED FOR A PERSONAL, FAMILY, HOUSEHOLD OR AGRICULTURAL PURPOSE, OR BE CONSIDERED A CONSUMER LOAN AS DEFINED BY THE UTAH UNIFORM CONSUMER CREDIT CODE. THIS AGREEMENT CONTAINS ADDITIONAL PROVISIONS ON THE REVERSE SIDE.

Borrower: Clifton Mining Company


/s/ William D. Moeller
------------------------------------------    ----------------------------------
William D. Moeller, President and Chairman


/s/ Keith W. Moeller
------------------------------------------    ----------------------------------
Keith W. Moeller, Vice President


/s/ Scott Moeller
------------------------------------------    ----------------------------------
Scott Moeller, Scretary/Treasurer

                                              Witnessed by:

Page 39 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002


SECURITY. The security described on the previous page is hereinafter referred to as the "Collateral" and the security interest herein is granted for the purpose of securing Borrower's obligations to Lender as evidenced by this agreement and all of debtor's present and future debts, obligations, and liabilities whatsoever to Lender.

FILING. Borrower covenants not to execute or file any financing statement or security agreement covering the Collateral with anyone other than Lender. Borrower agrees to execute and deliver such financing statements, or supplements, thereto, or other instruments, as Lender may reasonably require from time to time to comply with the Utah Uniform Commerical Code or other applicable law to perfect, preserve, protect, and enforce the security interest of Lender hereunder, and the priority of such security interest, and to pay all costs of filing such statements or instruments.

CARE OF PROPERTY. Lender may inspect the Collateral wherever located at all reasonable times. Borrower shall keep the Collateral in good repair and be responsible for any loss or damage to it; pay when due all taxes, license fees and other charges which may be assessed or become owing on or in connection with the Collateral; not sell, misuse, conceal or in any way dispose of tghe Collateral or permit the same to be used unlawfully or for hire or contrary to the provisions of any insurance coverage thereon: not permit the Collateral to become a fixture or an accession ot other goods, except as specifically provided for herein or authorized in writing by Lender. Loss or damage to the Collateral shall not release Borrower from any of the Obligations.

INSURANCE OF COLLATERAL. This transaction does not include property insurance. Borrower agrees that it is his sole cost and expense and responsibility to insure the Collateral against loss, damage, theft, and such other risks as Lender may reasonably require, to the full insurable value thereof with insurance companies and under policies and in form satisfactory to Lender, it is acknowledged by Borrower that Lender shall ham no obligation whatsoever for securing or maintaining any insurance coverage hereunder or in connection herewith. Proceeds from the insurance shall be payable directly to Lender as its interests may appear and all policies shall provide for ten (10) days minimum written cancellation notice to Lender.

RIGHT TO PROTECT. If Borrower fails to make any payments or perform any acts required by this Agreement or which Lender deems advisable to preserve the Collateral or the priority or perfection of Lender's security interest herein, Lender may, but shall not be obligated to, advance funds for the same, and such advances shall be a part of the Obligations secured hereby and shall be immediately payable by Borrower to Lender without notice and with interest thereon at the highest lawful contract rate.

DEFAULT. Borrower shall be in default hereunder, and Lender shall in good faith deem itself insecure, if any of the following events occur: (1) Borrower fails to perform any undertaking or breaches any covenant or warranty in this Agreement or in any of the Obligations: (2) any statement, representation, covenant or warranty of Borrower herein or in any other willing at any time furnished by Borrower to Lender is found to have been untrue in any material respect when made; (3) transfer of any interest in any of the Collateral without prior written consent of Lender: (4) Loss or theft of or material damage the to any of the Collateral; (5) if installment provided to be paid hereunder isn ot paid in full within ten days after its schedule due date: (6) in the event of the death of Borrower, (7) in the event a petition is filed asking that Borrower be adjudged a bankrupt; in the event Borrower shall make a general assignment for benefit of creditors; then, in any of such events, the entire remaining unpaid balance of both principal and interest owing hereunder, together with any additional charges provided herein, shall atthe option of the holder hereof and without notice or demand, become immediately due and payable. Thereafter said unpaid balance, interest, and such charges, if any shall, until paid both before and after judgment, earn interest at the per annum rate of interest shown hereon. The acceptance of any payment by Lender or any holder hereof after the occurrence of any defualt or event which gives rise to the right of acceleration provided herein shall not constitute a waiver such right of acceleration with resepect to such default or event of any subsequent default or event. The waiver by Lender of any default hereunder shall not constitute a waiver of any subsequent or other default given to secure the payment and/or performance of the Obligations evidenced hereby, together with the courts costs and a reasonable attorney's fee, Whether incurred with or without suit and whether incurred before or after judgment, Upon the occurrence of any default hereunder and at any time thereafter, all of the Obligations shall, at the election of Lender and without notice of such election and without demand, become immediately due and payable and Lender shall be entitled to exercise all of the rights and remedies of a secured party under the Utah Uniform Commercial Code or other applicable law.

WAIVER. The makers, sureties, guarantors and endorsers hereof severally waive presentment for payment, protest, and demand, and notice of protest and/or notice of dishonor and nonpayment under the terms of this Agreement and expressly agree that this Agreement, or any payment hereunder, may be extended from time to time by the holder hereof without, in any way, effecting the sureties, guarantors, or endorsers hereof or other parties hereto.

RATE LIMIT. Notwithstanding any other provision in this Agreement: (i) rates of interest, charges, and penalties provided for herein shall in no event exceed the rates, charges and penalties which result in interest being charged at a rate equaling the maximum allowed by law, and (ii) if, for any reason whatsoever, the holder hereof ever receives a sum of money or property which would constitute an interest payment pursuant to the terms hereof and would result in interest being charged at a rate exceeding the maximum allowed by law, such amount or portion thereof as would otherwise be excessive interest shall automatically be applied toward reduction of the unpaid principal balance then outstanding and not toward payment of interest.

GENERAL. All words used herein shall be construed to be of such gender and number, as the circumstances require. The word "Borrower" as used herein shall include all persons primarily or secondarily liable hereunder. The word "Lender" as used herein shall include Lender named herein and any successors and/or assigns of Lender. The finding of any provision thereof found to be invalid shall not invalidate the remaining provisions hereof. This Agreement constitutes the entire agreement between the parties and may not be altered or amended except by written agreement of the parties. This Agreement shall jointly and severally bind each Borrower, respective heirs, personal representatives, successors and assigns, and shall bind and inure to the benefit of Lender, its successors and assigns.

ACTIONS BY LENDER NOT AFFECTING OBLIGATIONS OF BORROWER: Borrower agrees that Lender may take any of the following actions at any time and any number of times without notice, without relieving Borrower of any of Borrower's obligations:
Take a new promissory note or obligation for or in connection with this loan, reduce the amount payable on this loan, change the time or place for payment, change the number of parties to the loan or the obligation of some of the parties to the loan, release any security for the loan, fail to enforce any security for the loan, release any party to the loan from any further obligation, or agree to sue any party for collection of the loan.

JURISDICTION. This note shall be governed by and construed in accordance with the laws of the State of Utah.

Page 40 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002
                                                                     Loan #FF121
Franklin Financial
Social Hall Avenue Salt Lake City, Utah 84111-1503

28 May 1999

Clifton Mining Company
70 West Canyon Crest Road, Suite D, Alpine, Utah 84404


Dear friends.

We are pleased to approve your recent request for a line of credit as follows:

1.   Amount $532,918.17 including a loan fee of $20,496.87.

2.   Term: The term of the loan shall expire no later than 30 November 1999.

3. Consideration: The aforesaid loan fee of $20,496.87 together with interest at the rate of 15% per annum. On the date that any payment is not received by Lender when scheduled below, the rate on the unpaid principal balance shall become and remain 24% until said payment is received.

4. Schedule: $20,000 on or before 30 August 1999. Principal and all accrued interest on or before end of term.

5. Security: Land and mining claims in Tooele County and See UCC attached hereto.


Yours truly,


/s/ Richard A. Christenson, President
--------------------------
Richard A. Christenson


Approved and agreed:

Borrower:  Clifton Mining Company

/s/ William D. Moeller
------------------------------------------    ----------------------------------
William D. Moeller, President and Chairman


/s/ Keith W. Moeller
------------------------------------------    ----------------------------------
Keith W. Moeller, Vice President


/s/ Scott Moeller
------------------------------------------    ----------------------------------
Scott Moeller, Scretary/Treasurer

Page 41 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002

                                    GUARANTY

         THE UNDERSIGNED, for and in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, hereby jointly and severally guarantee(s) to Franklin Financial (hereinafter called "Lender"). and to its successors and assigns, the full, prompt and complete payment and performance of each and every obligation of Clifton Mining Company (hereinafter called "Debtor") to Lender, whether direct or indirect, absolute or contingent, due to become due, now existing or hereafter during the term of this Guaranty arising, together with interest thereon at the rate agreed upon by said Debtor, from and after the maturity of such obligations and until the same are paid, both before and after judgment, and together with all costs and expenses which may be incurred by Lender in connection with the enforcement of this Guaranty, or in connection with the enforcement of any obligation guaranteed hereby, including court costs and reasonable attorney's fees, whether incurred with or without suit or before or after judgment.

         This Guaranty shall be directly enforceable against the undersigned only after Lender first asserting any claim or exhausting any remedy which it may have against any person or persons liable for payment or performance of any obligation guaranteed hereby, whether this Guaranty or otherwise. This is an unconditional, absolute and continuing Guaranty, the term of which is until written notice from the undersigned to extend no further credit on the security of this Guaranty, or written notice of the death of the undersigned, is received by Lender. Any such notice shall be ineffective as to any obligations guaranteed hereby existing at the time of the receipt of such notice and as to any transaction or commitment undertaken prior to such time.

         Any indulgences, security releases and/or substitutions, renewals, or extensions of or with respect to the obligations guaranteed hereby shall not release the undersigned as Guarantor(s) hereunder. The undersigned hereby severally waive(s): (1) notice of default in the performance and/or nonpayment of any and all obligations guaranteed hereby, (2) presentment for payment, demand, protest and notice of default and of protest and/or notice of dishonor and non-payment of all notes, acceptances and all other obligations guaranteed hereby, (3) notice of acceptance of this Guaranty, and (4) the benefit of all homestead exemption laws. The undersigned further agree(s) that any obligation guaranteed hereby may be extended from time to time by the holder thereof without in any way affecting liability of the Guarantors) hereunder.

         In the event this Guaranty is executed at the same time, or at different times, by two or more parties as Guarantors, their obligations hereunder shall be joint and several, and if Lender receives written notice as provided hereinabove from or with respect to any one Guarantor or in the event Lender releases any one Guarantor wholly or in part (with or without notice to the other Guarantor(s), the obligations of the other Guarantor(s) shall remain in full force and effect

         The undersigned agree(s) that should any provision or provisions of this Guaranty be held unenforceable for any reason, the remaining provisions hereof shall remain in full force and effect, enforceable in accordance with their terms.


Date    27th May 1999

Guarantor(s):


/s/ William D. Moeller                           /s/ Keith W. Moeller
--------------------------------              ----------------------------------
William D. Moeller                             Keith W. Moeller


/s/ Scott Moeller for Clifton
--------------------------------              ----------------------------------
Scott Moeller

                                               Witnessed by:

Page 42 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002

CLIFTON MINING COMPANY
SHORT TERM NOTES AND LOANS PAYABLE AT THE
PERIOD ENDED OCTOBER 31, 2002


SHORT TERM NOTES AND LOANS PAYABLE

The Capital Company
Franklin Financial #FF121

  TRANSACT                                             TRANSACTION         PRINCIPAL    INTEREST
    DATE               EXPLANATION                       AMOUNT             BALANCE     ACCRUAL        BALANCE
--------------------------------------------------------------------------------------------------------------------
  05-28-99    Refinanced Loan to FF 104             $     532,918.17   $  532,918.17 $            $  532,918.17
  06-30-99    Accrue Interest                                                           7,227.33     540,145.50
  07-31-99    Interest Compound                                                         8,881.38     547,026.88
  08-30-09    interest Compound                                                         8,744.30     553,771.18
  09-30-99    Interest Compound                                                        11,287.72     565,058.90
  10-31-99    Interest Compound                                                        11,518.05     576,576.95
  11-30-99    Interest Compound                                                        11,373.60     587,950.55
  12-31-99    Interest Compound                                                        11,984.60     599,935.15
  01-01-00    Title Insurance Adjustment                                                4,156.15     604,091.30
  01-31-00    Interest Compound                                                        12,313.53     816,404.83
  02-29-00    Interest Compound                                                        11,753.91     628,158.74
  03-31-00    Interest Compound                                                        12,804.11     640,962.85
  04-30-00    Interest Compound                                                        12,643.65     653,606.50
  05-31-00    Interest Compound                                                        13,322.83     666,929.33
  06-30-00    Interest Compound                                                        13,155.87     680,085.20
  07-31-00    Interest Compound                                                        13,862.56     693,947.76
  06-31-00    Interest Compound                                                        14.145.13     708,092.89
  09-30-00    Interest Compound                                                        13,967.86     722,060.75
  10-31-00    Interest Compound                                                        14,718.17     736,778.92
  11-30-00    Interest Compound                                                        14,533.72     751,312.64
  12-31-00    Interest Compound                                                        15,314.43     766,627.07
  01-29-01    Interest Compound                                                        14,618.42     781,245.49
  01-29-01    Payment                                                                  -1,000.00     780,245.49
  01-31-01    Interest Compound                                                         1,006.85     781,252.34
  02-21-01    Interest Compound                                                        10,787.70     792,040.04
  02-21-01    Payment                                                                  -5,000.00     787,040.04
  02-28-01    Interest Compound                                                         3,572.89     790,612.93
  03-31-01    Interest Compound                                                        16,115.51     806,728.44
  04-30-01    Interest Compound                                                        15,913.55     822,641.99
  05-31-01    Interest Compound                                                        16,768.37     839,410.36
  06-30-01    Interest Compound                                                        16,558.23     855.968.59
  07-31-01    Interest Compound                                                        17,447.89     873,416.28
  08-31-01    Interest Compound                                                        17,803.33     891,219.61
  09-30-01    Interest Compound                                                        17,580.22     908,799.83
  10-31-01    Interest Compound                                                        16,524.58     927.324.41
  11-30-01    Interest Compound                                                        18,292,43     945,616.84
  12-31-01    Interest Compound                                                        19,275.04     964,891.88
  01-31-02    Interest Compound                                                        19.667.93     964,559.81
  02-22-02    Interest Compound                                                        14,242.40     998,802.21
  02-22-02    Payment                                                                  -5,000.00     993,802.21
  02-28-02    Interest Compound                                                         3,864.56     997,666.77
  03-31-02    Interest Compound                                                        20,336.00   1,018,002.77
  04-01-02    Interest Compound                                                           669.37   1,018,672.14
  04-01-02    Payment                                                                   5,000.00   1,013,672.14
  04-25-02    Interest Compound                                                        15,988.02   1,029,656.16
  04-25-02    Payment                                                                   5,000.00   1,024,658.16
  04-30-02    Interest Compound                                                         3,313.98   1,027,972.14


Page 43 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002

CLIFTON MINING COMPANY
SHORT TERM NOTES AND LOANS PAYABLE AT THE
PERIOD ENDED OCTOBER 31, 2002

05-24-02   Interest                                                                    16,222.25   1,044,194.39
05-24-02   Payment                                                                    -10,000.00   1,034,194.39
05-31-02   Interest Compound                                                            4,685.46   1,038,879.85
06-27-02   Interest                                                                    18,443.68   1,057,323.53
06-27-02   Payment                                                                    -10,000.00   1,047,323.53
06-30-02   Interest Compound                                                            2,029.57   1,049,353.10
07-24-02   Interest                                                                    16,559.65   1,065,912.75
07-24-02   Payment                                                                    -10,000.00   1,055,912.75
07-31-02   Interest Compound                                                            4,783.87   1,060,696.62
08-30-02   Interest                                                                    20,923.33   1,081,619.95
08-30-02   Payment                                                                    -10,000.00   1,071,619.95
08-31-02   Interest Compound                                                              690.87   1,072,310.82
09-30-02   interest Compound                                                           21,152.43   1,093,463.25
09-30-02   Payment                                                                    -21,500.00   1,071,963.25
10-31-02   Interest Compound                                                           21,850.43   1,093,813.68
10-31-02   Payment                                                                    -21,500.00   1,072,313.68
                                                    ----------------   ------------- -----------  -------------
                     Note Balance                   $     532,918.17   $  532,918.17 $539,395.51  $1,072,313.68
                                                    ================   ============= ===========  =============


Page 44 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002

CLIFTON MINING COMPANY
SHORT TERM NOTES AND LOANS PAYABLE AT THE
PERIOD ENDED OCTOBER 31, 2002

SHORT TERM NOTES AND LOANS PAYABLE

The Capital Company
Franklin Financial #FF121

  TRANSACT                                             TRANSACTION         PRINCIPAL    INTEREST
    DATE               EXPLANATION                       AMOUNT             BALANCE     ACCRUAL        BALANCE
--------------------------------------------------------------------------------------------------------------------
  05-26-99    Refinanced Loan to FF 104             $     532,918.17   $  532,918.17 $            $  532,918.17
  06-30-99    Accrue Interest                                                           7,227.33     540,145.50
  07-31-99    Interest Compound                                                         6,881.38     547,026.88
  08-30-99    Interest Compound                                                         6,744.30     553,771.18
  09-30-99    interest Compound                                                        11,287.72     565,058.90
  10-31-99    Interest Compound                                                        11,518.05     576,576.95
  11-30-99    Interest Compound                                                        11,373.60     587,950.55
  12-31-99    Interest Compound                                                        11,984,60     599,935.15
  01-01-00    Title Insurance Adjustment                                                4,156.15     604,091.30
  01-31-00    Interest Compound                                                        12,313.53     618,404.83
  02-29-00    Interest Compound                                                        11,753.91     628,158.74
  03-31-00    Interest Compound                                                        12,804.11     640,962.85
  04-30-00    Interest Compound                                                        12,643.65     653,606.50
  05-31-00    Interest Compound                                                        13,322.83     666,929.33
  06-30-00    Interest Compound                                                        13,155.87     680,085.20
  07-31-00    Interest Compound                                                        13,862.56     693,947.76
  06-31-00    Interest Compound                                                        14,145.13     708,092.89
  09-30-00    Interest Compound                                                        13,967.86     722,060.75
  10-31-00    Interest Compound                                                        14,718.17     736,778.92
  11-30-00    Interest Compound                                                        14,533.72     751,312.64
  12-31-00    Interest Compound                                                        15,314.43     766,627.07
  01-29-01    Interest Compound                                                        14,618.42     781,245.49
  01-29-01    Payment                                                                  -1,000.00     780,245.49
  01-31-01    Interest Compound                                                         1,006.65     781,252.34
  02-21-01    Interest Compound                                                        10,787.70     792,040.04
  02-21-01    Payment                                                                  -5,000.00     787,040.04
  02-28-01    Interest Compound                                                         3,572.89     790,612.93
  03-31-01    Interest Compound                                                        16,115.51     806,728.44
  04-30-01    Interest Compound                                                        15,913.55     822,641.99
  06-31-01    Interest Compound                                                        16,768.37     839,410.36
  06-30-01    Interest Compound                                                        16,558.23     855,968.59
  07-31-01    Interest Compound                                                        17,447.89     873,416.28
  08-31-01    Interest Compound                                                        17,803.33     891,219.61
  09-30-01    Interest Compound                                                        17,580.22     908,799.83
  10-31-01    Interest Compound                                                        18,524.58     927,324.41
  11-30-01    Interest Compound                                                        18,292.43     945,616.84
  12-31-01    Interest Compound                                                        19,275.04     964,891.88
  01-31-02    Interest Compound                                                        19,667.93     984,559.81
  02-22-02    Interest Compound                                                        14,242.40     998,802.21
  02-22-02    Payment                                                                  -5,000.00     993,802.21
  02-28-02    Interest Compound                                                         3,864.56     997,666.77
  03-31-02    Interest Compound                                                        20,336.00   1,018,002.77
  04-01-02    Interest Compound                                                           669.37   1,018,672.14
  04-01-02    Payment                                                                  -5,000.00   1,013,672.14
  04-25-02    Interest Compound                                                        15,986.02   1,029,658.15
  04-25-02    Payment                                                                  -5,000.00   1,024,658.16
  04-30-02    Interest Compound                                                         3,313.96   1,027,972.14
  05-24-02    interest                                                                16,222.25    1,044,194.39


Page 45 of 46 (incl Schedules)
CLIFTON/WOODMAN-DUMONT
Clifton-Gold Hill Option December 6, 2002

CLIFTON MINING COMPANY
SHORT TERM NOTES AND LOANS PAYABLE AT THE
PERIOD ENDED OCTOBER 31, 2002

SHORT TERM NOTES AND LOANS PAYABLE

The Capital Company
Franklin Financial #FF121

  TRANSACT                                             TRANSACTION         PRINCIPAL    INTEREST
    DATE               EXPLANATION                       AMOUNT             BALANCE     ACCRUAL        BALANCE
--------------------------------------------------------------------------------------------------------------------
  05-24-02    Payment                                                                 -10,000.00   1,034,194.39
  05-31-02    Interest Compound                                                         4,685.46   1,038,879.85
  06-27-02    Interest                                                                 18,443.68   1,057,323.53
  06-27-02    Payment                                                                 -10,000.00   1,047,323.53
  06-30-02    Interest Compound                                                         2,029.57   1,049,353.10
  07-24-02    Interest                                                                 16,569.66   1,065,912.75
  07-24-02    Payment                                                                 -10,000,00   1,055,912.75
  07-31-02    Interest Compound                                                         4,783.87   1,060,696.62
  08-30-02    Interest                                                                 20,923.33   1,081,819.95
  08-30-02    Payment                                                                 -10,000.00   1,071,619.95
  08-31-02    Interest Compound                                                           690.87   1,072,310.82
  09-30-02    Interest Compound                                                        21,152.43   1,093,463.25
  09-30-02    Payment                                                                 -21,500.00   1,071,963.25
  10-31-02    Interest Compound                                                        21,850.43   1,093,813.66
  10-31-02    Payment                                                                 -21,500.00   1,072,313.58
                                                    ----------------   ------------- -----------  -------------
                     Note Balance                   $     532,916.17   $  532,918.17 $539,395.51  $1,072,313.68
                                                    ================   ============= ===========  =============